UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________

SCHEDULE 14A
(Rule 14a-101)

_______________________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ALBERTON ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

N/A
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ALBERTON ACQUISITION CORPORATION
Room 1001, 10/F, Capital Center
151 Gloucester Road, Wanchai, Hong Kong

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 23, 2021

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend the special meeting in lieu of the 2020 annual meeting (the “Meeting”) of the shareholders of Alberton Acquisition Corporation (the “Company” or “ALAC”) to be held at 10:00 a.m., Eastern Time, at the office of Hunter Taubman Fischer & Li LLC, located at 800 Third Avenue, Suite 2800, New York, New York, 10022, on April 23, 2021, for the purpose of considering and voting upon the following proposals:

•        To amend the Company’s Memorandum and Articles of Association dated October 26, 2020 (as amended to date and as may amended from time to time, the “M&A”)  to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the Meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 26, 2021 (the “Current Termination Date”) to October 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date,” such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred to as the “Extension Amendment”);

•        To re-elect each of the five directors identified herein to the Company’s board of directors (the “Board”), with such directors to serve until the 2021 annual meeting of shareholders (the “Director Proposal”);

•        To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020 (the “Auditor Proposal”); and

•        To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Adjournment Proposal”).

No other business shall be transacted at the Meeting.

The Board has fixed the close of business on March 18, 2021 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were 4,615,238 outstanding shares, including 1,413,480 outstanding public shares.

As previously disclosed on the Company’s Current Report on Form 8-K filed on October 28, 2020, on October 27, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Alberton Merger Subsidiary Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”), providing for, among other things, and subject to the conditions therein, the merger of Merger Sub with and into SolarMax, with SolarMax continuing as the surviving corporation and wholly-owned subsidiary of the Company (the “Merger”). We have filed a preliminary proxy statement/registration statement on Form S-4 (File No.333-251825) on December 30, 2020 to submit the Merger and other transactions contemplated thereto along with other relevant proposals to the shareholders to be voted on. However, until such proxy statement/registration statement becomes effective, we will not able to hold the special meeting and shareholders will not be able to vote on the Merger and others matters.

The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination with SolarMax or another proposed business combination. The Company’s prospectus for its IPO and its M&A initially provided that the Company had until April 27, 2020 to complete a business combination. This date was extended to April 26, 2021 pursuant to a vote of the shareholders on October 26, 2020 (the “October 2020 Extension”). In connection with October 2020 Extension, shareholders holding 1,000 public shares exercised their right to redeem such public shares for a pro rata portion of the Trust Account. As a result, an aggregate of $10,730 (or $10.73 per share)

was removed from the trust account to pay such holders. There may not be sufficient time before April 26, 2021 to allow the Company to consummate the Merger. Accordingly, the Board believes that in order to be able to consummate the Merger or another proposed business combination, the Company needs to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our shareholders to approve the Extension Amendment and to extend the date by which the Company must consummate a business combination in order to provide our shareholders with the opportunity to participate in this prospectus transaction. In the event that we consummate the Merger prior to the scheduled date of the Meeting, we will cancel the Meeting accordingly.

Although the approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders. To that extent, if the Company consummates the Merger before April 26, 2021 and the Extension becomes unnecessary, the Company will cancel the Meeting.

If the Extension Amendment is not approved, and the Merger or an alternative business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Company’s investment management trust agreement, dated June 19, 2017 (the “Trust Agreement”) by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”)) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account (as defined in the Trust Agreement), each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”), regardless of how such public shareholders vote in regard to Extension Amendment proposal or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its trust account by returning the then remaining funds in such account to the public shareholders. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A. If the Extension Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the M&A and the limitations contained in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date. Each redemption of shares by our public shareholders will decrease the amount in our Trust Account.

PUBLIC SHAREHOLDERS ARE NOT REQUIRED TO AFFIRMATIVELY VOTE EITHER FOR OR AGAINST THE EXTENSION AMENDMENT IN ORDER TO REDEEM THEIR SHARES FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT. THIS MEANS THAT PUBLIC SHAREHOLDERS WHO HOLD PUBLIC SHARES ON OR BEFORE TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING MAY ELECT TO REDEEM THEIR SHARES WHETHER OR NOT THEY ARE HOLDERS OF THE RECORD DATE, AND WHETHER OR NOT THEY VOTE FOR THE PROPOSAL OF THE EXTENSION AMENDMENT. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

In considering the Extension Amendment, the Company’s shareholders should be aware that if the Extension Amendment is approved (and not abandoned), the Company will incur additional expenses in seeking to consummate the Merger or identify another target business to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. Our Sponsor has loaned $1,608,204 in aggregate to the Company, all evidenced by three promissory notes issued by the Company. The notes become due on the date on which the Company consummates a business combination and carry no interest. The promissory notes are convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. In connection with the previous extensions, the Company had issued promissory notes in the aggregate amount of $2,431,496 to several third parties. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment is fair to and in the best interests of the Company and its shareholders, and has declared them advisable, and recommends that you vote or give instruction to vote “FOR” for the Extension Amendment. In addition, the Board recommends that you vote or give instruction to vote “FOR” for each of the Director Proposal, “FOR” for the Auditor Proposal, and “FOR” the Adjournment Proposal, if necessary.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment, the Director Proposal, the Auditor Proposal and the Adjournment Proposal to be considered at the Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting. The proxy statement is dated March 26, 2021 and is first being mailed to shareholders of the Company on or about March 29, 2021 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2019.

The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments may impose. While the Company continues to expect to hold the Meeting in which shareholders are permitted and encouraged to participate remotely by means of electronic communication, in the event it is not possible to allow in-person attendance at the Meeting, the Company will announce alternative arrangements as promptly as practicable, and will issue a press release with details on how to do so. The press release will be posted on the Company’s website and filed with the SEC as additional proxy materials. If you are planning to participate in the Meeting, please check the Company’s website prior to the meeting date.

Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. This will assure your representation and a quorum for the transaction of business at the meeting.

I look forward to seeing you at the meeting.

Dated: March 26, 2021

Sincerely,
/s/ Guan Wang
Guan Wang
Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE
2020 ANNUAL MEETING OF SHAREHOLDERS
Meeting Time: 10:00 a.m. on April 23, 2021 (Eastern Time)

TO THE SHAREHOLDERS OF ALBERTON ACQUISITION CORPORATION:

You are cordially invited to attend the special meeting in lieu of the 2020 annual meeting (the “Meeting”) of the shareholders of Alberton Acquisition Corporation (the “Company” or “ALAC”) to be held at 10:00 a.m., Eastern Time, at the office of Hunter Taubman Fischer & Li LLC, located at 800 Third Avenue, Suite 2800, New York, New York, 10022, on April 23, 2021, for the purpose of considering and voting upon the following proposals:

•        To amend the Company’s Memorandum and Articles of Association dated October 26, 2020 (as amended to date and as may amended from time to time, the “M&A”)  to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the Meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 26, 2021 (the “Current Termination Date”) to October 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date,” such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred to as the “Extension Amendment”);

•        To re-elect each of Messrs. Guan Wang, Keqing (Kevin) Liu, William Walter Young, Qing S. Huang, and Peng Gao to the Company’s board of directors (the “Board”), with such directors to serve until the 2021 annual meeting of shareholders (the “Director Proposal”);

•        To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020 (the “Auditor Proposal”); and

•        To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Adjournment Proposal”).

The Board has fixed the close of business on March 18, 2021 (the “Record Date”) as the date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on that date are entitled to have their votes counted at the Meeting or any adjournment. On the Record Date, there were 4,615,238 outstanding shares, including 1,413,480 outstanding public shares.

A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting. Provided that there is a quorum, the affirmative vote of 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the Meeting and voting on the proposal of Extension Amendment will be required to approve the Extension Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the Meeting and voting on the re-election of each of Messrs. Guan Wang, Keqing (Kevin) Liu, William Walter Young, Qing S. Huang, and Peng Gao to our board of directors to serve as Directors until the 2021 annual meeting of shareholders, the Auditor Proposal and the Adjournment Proposal will be required for the respective proposals. Each of the five directors identified herein shall be re-elected to the Board if that director’s election is so approved by the affirmative vote of a majority of the shares present (in person or by proxy) at the Meeting and voting on the proposal. With regard to the re-election of the five directors, note however that while each will be elected for a further one-year term (until the 2021 annual meeting of shareholders) each have agreed that should the proposed Merger be completed, their renewed terms may be modified in connection the terms and proposals for the Merger and any amendment to our M&A in connection therewith, and our board of directors will consist of the directors determined in accordance with the Merger Agreement.

Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”), regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting. However, the Company will not proceed with the Extension Amendment and if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its trust account by returning the then remaining funds in such account to the public shareholders. If the Extension Amendment is approved by the requisite vote of shareholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination when it is submitted to the shareholders, subject to any limitations set forth in the M&A and the limitations contained in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Public shareholders are not required to affirmatively vote either for or against the Extension Amendment in order to redeem their shares for a pro rata portion of the funds held in the trust account. This means that public shareholders who hold public shares on or before two business days before the special meeting may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposal of the Extension Amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

The enclosed proxy statement contains detailed information concerning the Extension Amendment, the Director Proposal, the Auditor Proposal and the Adjournment Proposal to be considered at the Meeting. We are providing the proxy statement and the accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the Meeting and at any adjournments or postponements of the Meeting. The proxy statement is dated March 26, 2021 and is first being mailed to shareholders of the Company on or about March 29, 2021 along with a copy of our Annual Report on Form 10-K for the year ended December 31, 2019.

The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments may impose. While the Company continues to expect to hold the special meeting in which shareholders are permitted and encouraged to participate remotely by means of electronic communication, in the event it is not possible to allow in-person attendance at the meeting, the Company will announce alternative arrangements as promptly as practicable, and will issue a press release with details on how to do so. The press release will be posted on the Company’s website and filed with the SEC as additional proxy materials. If you are planning to participate in the special meeting, please check the Company’s website prior to the meeting date.

Proxies and Voting Procedures

You can vote via one of the following methods:

1)      Vote By Internet:    by logging on to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

2)      Vote In Person:    If you choose to vote in person at the Meeting, please request a proxy card upon arrival at the Meeting and return the completed card to the Inspector of Elections prior to the vote.

3)      Vote By Mail:    Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE
2020 ANNUAL MEETING OF SHAREHOLDERS
Meeting Time: 10:00 a.m. on April 23, 2021 (Eastern Time)

The proxy statement and the 2019 Annual Report of Alberton Acquisition Corporation (the “Company”) are available at (https://www.cstproxy.com/albertonacquisitioncorp/sm2021).

We are pleased to provide access to our proxy materials over the Internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. As a result, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including this proxy statement and our 2019 Annual Report, is being mailed to shareholders on or about March 29, 2021. The Notice also provides instructions on how shareholders can receive paper copies of our proxy materials as well as instructions on how to vote over the Internet or by mail.

A hard copy of this proxy statement and the 2019 Annual Report of the Company (and any information incorporated into it by reference) will not be sent to you unless you have previously notified Broadridge, that you wished to receive all documents in hard copy form or unless requested in accordance with the procedure set out herein. You may request a hard copy of this document (and any information incorporated into it by reference) through the internet by logging on to www.proxyvote.com and following the instructions or by contacting Broadridge at +1 800 579 1639 or at sendmaterial@proxyvote.com.

Whether or not you plan to attend the Meeting, we urge you to read the proxy statement carefully and to vote your shares. Your vote is very important. If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Dated: March 26, 2021
/s/ Guan Wang
Guan Wang
Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE TO ENSURE A QUORUM FOR THE MEETING. YOUR VOTE IS IMPORTANT. THANK YOU IN ADVANCE FOR YOUR VOTE AND CONTINUED SUPPORT.

To vote via the Internet:
Internet: www.proxyvote.com

i

ALBERTON ACQUISITION CORPORATION
Room 1001, 10/F, Capital Center
151 Gloucester Road, Wanchai, Hong Kong

SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 10:00 A.M. ON APRIL 23, 2021 (Eastern Time)

PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?

A. This proxy statement is being sent to you in connection with the solicitation of proxies by the board of directors (the “Board”) of the Company, for use at the special meeting of shareholders in lieu of the 2020 annual meeting of shareholders (the “Meeting”) to be held on April 23, 2021 at 10:00 a.m., Eastern Time, at the office of Hunter Taubman Fischer & Li LLC, located at 800 Third Avenue, Suite 2800, New York, New York, 10022, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

Q. What is being voted on?

A. You are being asked to consider and vote on the following proposals:

•   To amend the Company’s Memorandum and Articles of Association dated October 26, 2020 (as amended to date and as may amended from time to time, the “M&A”) to allow the Company, by resolutions of shareholders passed by shareholders holding no less than 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the Meeting, to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 26, 2021 (the “Current Termination Date”) to October 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date,” such extension is herein referred as the “Extension” hereinafter and such amendment to the M&A as forth in Annex A is herein referred to as the “Extension Amendment”);

•   To re-elect each of the five directors identified herein to the Company’s Board, with such directors to serve until the 2021 annual meeting of shareholders (the “Director Proposal”);

•   To ratify the appointment of Friedman LLP to serve as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2020 (the “Auditor Proposal”); and

•   To direct the chairman of the Meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Adjournment Proposal”).

With regard to the re-election of the five directors note however that while each will be elected for a further one-year term (until the 2020 annual meeting of shareholders) each have agreed that should the proposed Merger be completed, their renewed terms may be modified in connection with the terms and proposals for the Merger and any amendment to our M&A in connection therewith.

Q. Why is the Company proposing to amend its M&A

A. As previously disclosed on the Company’s Current Report on Form 8-K filed on October 28, 2020, on October 27, 2020, the Company has entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Alberton Merger Subsidiary Inc., a Nevada corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and SolarMax Technology, Inc., a Nevada corporation (“SolarMax”), providing for, among other things, and subject to the conditions therein, the merger of Merger Sub with and into SolarMax, with SolarMax continuing as the surviving corporation and wholly-owned subsidiary of the Company (the “Merger”). The M&A currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. The Board therefore believes that it is in the best interests of the shareholders to continue our existence until the Extended Date in order to allow us more time to complete our initial business combination.

You are not being asked to vote on any proposed business combination at this time. If the Extension Amendment is approved and you do not elect to have your public shares redeemed now, you will retain the right to vote on any proposed business combination when and if one is submitted to shareholders and the right to redeem your public shares for a pro rata portion of the Trust Account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Termination Date.

Q. Why should I vote for the Extension Amendment?

A. The approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination.

From the date of our IPO until now, Alberton considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Alberton contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States. Alberton compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time.

On October 27, 2020, the Company has entered into the Merger Agreement, by and among the Company, Merger Sub, and SolarMax, providing for, among other things, and subject to the conditions therein, the Merger. Because the Company may not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment.

Q. How does the Board of Directors recommend I vote?

A. After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” for the Extension Amendment. In addition, the Board recommends that you vote or give instruction to vote “FOR ALL” for the Director Proposal, “FOR” for the Auditor Proposal, and “FOR” the Adjournment Proposal, if necessary.

Q. Who may vote at the Meeting?

A. The Board has fixed the close of business on March 18, 2021 (the “Record Date”) as the date for determining the shareholders entitled to vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s outstanding shares on the Record Date are entitled to have their votes counted at the Meeting or any adjournment.

Q. How many votes must be present to hold the Meeting?	A. A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting.

Q. How many votes do I have?

A. You are entitled to cast one vote at the Meeting for each share you held as of the Record Date. As of the close of business on the Record Date, there were 4,615,238 outstanding shares, including 1,413,480 outstanding public shares.

Q. What is the proxy card?

A. The proxy card enables you to appoint the representatives named on the card to vote your shares at the Meeting in accordance with your instructions on the proxy card. That way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date, in case your plans change.

Special COVID-19 Note:    The Company is actively monitoring the coronavirus (COVID-19) and is sensitive to the public health and travel concerns shareholders may have as well as the protocols that federal, state, and local governments may impose. While the Company continues to expect to hold the Meeting in which shareholders are permitted and encouraged to participate remotely by means of electronic communication, in the event it is not possible to allow in-person attendance at the Meeting, the Company will announce alternative arrangements as promptly as practicable, and will issue a press release with details on how to do so. The press release will be posted on the Company’s website and filed with the SEC as additional proxy materials. If you are planning to participate in the Meeting, please check the Company’s website prior to the meeting date.

Q. What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A. Shareholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the Company sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, nominee or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account. Those instructions are contained in a “voting instruction form” containing information substantially similar to the information set forth on the proxy card.

Q. How do the Company’s insiders intend to vote their shares?

A. All of the Company’s directors, executive officers and their affiliates as well as other inside shareholders of the Company are expected to vote any shares (including any public shares owned by them) in favor of the proposals set forth herein. On the Record Date, these shareholders beneficially owned and were entitled to vote 3,201,758 of the Company’s shares, representing approximately 69.37% of the Company’s outstanding shares.

Q. What vote is required to adopt each of the proposals?

A. A quorum of 50% of the Company’s shares outstanding as of the Record Date, present in person or by proxy, will be required to conduct the Meeting. Provided that there is a quorum, the affirmative vote of 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the Meeting and voting on the proposal of Extension Amendment will be required to approve the Extension Amendment. The affirmative vote of a majority of the Company’s shares present (in person or by proxy) at the Meeting and voting on the Director Proposal, Auditor Proposal and Adjournment Proposal will be required for the respective proposals. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the approval of the proposals.

Q. When would the Board abandon the Extension Amendment?

A. In all events, notwithstanding shareholder approval of Extension Amendment, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

Q. What if I don’t want the Extension Amendment to be approved?

A. If you do not want the Extension Amendment to be approved, you must abstain, not vote, or vote against such proposal. You will be entitled to redeem your shares for cash in connection with this vote only if you vote for or against the Extension Amendment and elect to redeem your shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment (the “Election”). If you do not make the Election, you will retain your right to redeem your public shares for a pro rata portion of the funds available in the Trust Account if an initial business combination is approved and completed, subject to any limitations set forth in the M&A.

In addition, public shareholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

If the Extension Amendment is approved (and not abandoned) and you exercise your redemption right with respect to your public shares, you will no longer own your public shares once the Extension Amendment become effective.

Q. What happens if the Extension Amendment and isn’t approved?

A. If the Extension Amendment is not approved, and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment of taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Q. If the Extension Amendment is approved, what happens next?

A. On October 27, 2020, the Company has entered into the Merger Agreement, by and among the Company, Merger Sub, and SolarMax, providing for, among other things, and subject to the conditions therein, the Merger.

If the Extension Proposal is approved (and not abandoned), the Company will have until the Extended Date to complete its initial business combination. In addition, the removal of funds in connection with any redemptions from the Trust Account may significantly reduce the amount remaining in the Trust Account, and increase the percentage interest of the Company’s shares held by the Company’s directors, officers and senior advisors.

Q. How do I exercise my redemption rights?

A. In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern Daylight Savings Time on such date that is two business days before the Meeting, (x) submit a written request to our transfer agent that we redeem your public shares for cash, and (y) deliver your stock to our transfer agent physically or electronically through Depository Trust Company, or DTC. The address of Continental Stock Transfer & Trust Company, our transfer agent, is listed under the question “Who can help answer my questions?” below.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with our consent, until the vote is taken with respect to the Business Combination. If you delivered your shares for redemption to our transfer agent and decide within the required timeframe not to exercise your redemption rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed under the question “Who can help answer my questions?” below.

Q. Would I still be able to exercise my redemption rights if I vote against or abstain from voting on the Extension Amendment?

A. Public shareholders may elect to redeem their shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment regardless of how such public shareholders vote in regard to those amendments or otherwise at the special meeting as long as they vote either for or against the extension. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its trust account by returning the then remaining funds in such account to the public shareholders. If you abstain from voting on the Extension Amendment, then you will not be eligible to redeem your shares. Public shareholders are not required to affirmatively vote either for or against the Extension Amendment in order to redeem their shares for a pro rata portion of the funds held in the trust account. This means that public shareholders who hold public shares on or before such date that is two business days before the special meeting may elect to redeem their shares whether or not they are holders of the record date, and whether or not they vote for the proposal of the extension amendment. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the depository trust company’s DWAC (deposit withdrawal at custodian) system. If you hold the shares in street name, you will need to instruct the account executive at your bank or broker to withdraw the shares from your account in order to exercise your redemption rights.

Q. What will happen to my warrants or rights if the Extension Amendment is approved?

A. If the Extension Amendment is approved (and not abandoned), holders of public warrants will continue to have five years from the consummation of the Company’s initial business combination to exercise such warrants. In addition, each holder of a right will be entitled to receive one-tenth of a share upon consummation of our initial business combination. If the Extension Amendment is not approved, the Company’s warrants and rights will expire worthless.

Q. What is the deadline for voting my shares?

A. If you are a shareholder of record, you may mark, sign, date and return the enclosed proxy card, which must be received before the Meeting, in order for your shares to be voted at the Meeting. If you are a beneficial owner, please read the voting instruction form provided by your bank, broker, trust or other nominee for information on the deadline for voting your shares.

Q. Is my vote confidential?

A. Proxies, ballots and voting tabulations identifying shareholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements, including ascertaining the vote on the proposals.

Q. Where will I be able to find the voting results of the Meeting?

A. We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Q. Who bears the cost of soliciting proxies?

A. The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person by electronic means. Such directors and officers will not receive any special remuneration for these efforts. We have retained Advantage Proxy to assist us in soliciting proxies for a nominal fee plus reasonable out-of-pocket expenses.

Q: How do I Vote

A. By Mail

Complete, sign and date the accompanying proxy or voting instruction card and return it in the prepaid envelope. If you are a shareholder of record and return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by the Board of Directors.

On the Internet

We have established Internet voting procedures for shareholders of record. These procedures are designed to authenticate your identity, to allow you to give your voting instructions and to confirm that those instructions have been properly recorded. Internet voting facilities for shareholders of record will be available 24 hours a day until 11:59 p.m., Eastern Standard Time, on April 23, 2021.

The availability of Internet voting for beneficial owners will depend on the voting processes of your broker, bank or other holder of record. We therefore recommend that you follow the voting instructions in the materials you receive.

If you vote on the Internet, you do not have to return your proxy or voting instruction card.

The website for Internet voting is www.proxyvote.com. Please have your proxy card handy when you go to the website. If you vote on the Internet, you also can request electronic delivery of future proxy materials.

In person at the Annual Meeting

Shareholders who attend the Meeting may vote in person at the Meeting. You may also be represented by another person at the Meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspector of election with your ballot to be able to vote at the Meeting.

Your vote is important. Please complete your proxy card promptly to ensure that your vote is received timely.

If you are a registered shareholder, please vote your shares as soon as possible by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Meeting. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals to be considered at the Meeting.

Submitting a proxy or voting instruction form will not affect your right to vote in person should you decide to attend the Meeting. However, if your shares are held in the “street name” of your broker, bank or another nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Q. How do I change my vote?

A. If you are a shareholder of record, you can revoke your proxy before it is exercised by:

•   giving written notice to the Corporate Secretary of the Company;

•   delivering a valid, later-dated proxy, or a later-dated vote on the Internet, in a timely manner; or

•   voting by ballot at the Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record. All shares for which proxies have been properly submitted and not revoked will be voted at the Meeting.

Q. Can I receive future materials via the internet?

A. If you vote by internet, simply follow the prompts for enrolling in electronic proxy delivery service. This will reduce the Company’s printing and postage costs in the future, as well as the number of paper documents you will receive.

Q. Who can help answer my questions?

A. If you have questions, you may write or call:

Alberton Acquisition Corporation
Room 1001, 10/F, Capital Center
151 Gloucester Road, Wanchai, Hong Kong
Attn: Guan Wang
Tel: +86-755-2532 3281
Email: wgyx@albertoncorp.com

or

You may also contact our proxy solicitor at:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer in it contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify forward-looking statements in part by the use of words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. There can be no assurance that actual results will not differ materially from current expectations, forecasts and assumptions. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof or (if earlier) the date of their expression, and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

Some factors that could cause actual results to differ include from current expectations, forecasts and assumptions include:

•        the ability of the Company to effect the Extension Amendment and consummate the Business Combination;

•        unanticipated delays in the distribution of the funds from the Trust Account; and

•        claims by third parties against the Trust Account.

You should carefully consider these risks, in addition to the risks factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated October 24, 2018 (Registration No. 333-227652), our Registration Statement on Form S-4, as amended (Registration No. 333- 251825), our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2020, June 30, 2020 and March 31, 2020. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in our forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

BACKGROUND

The Company

We, Alberton Acquisition Corporation (“Alberton”), were incorporated on February 16, 2018 as a British Virgin Islands company for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. Our efforts to identify a prospective target business are not limited to any particular industry or geographic location. We intend to utilize cash derived from the proceeds of our initial public offering, our securities, debt or a combination of cash, securities and debt, in effecting our initial business combination.

On October 26, 2018, we consummated our initial public offering (the “IPO”) of 10,000,000 units. Each unit consists of one ordinary share (the “Ordinary Shares”), one redeemable warrant to purchase one-half of one Ordinary Share, and one right to receive 1/10 of an Ordinary Share upon the consummation of an initial business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $100,000,000. We granted the underwriters a 45-day option to purchase up to 1,500,000 additional units to cover over-allotments. Simultaneously with the closing of the IPO, we consummated a private placement with Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye” or the “Sponsor”), of 300,000 private units at a price of $10.00 per private unit, generating gross proceeds of $3,000,000. On October 26, 2018, a total of $100,000,000 of the net proceeds from the sale of the units in the IPO and the sale of the private units in the private placement were placed in a trust account established for the benefit of our public shareholders (the “Trust Account”).

On November 20, 2018, the underwriters exercised the over-allotment option in part and purchased an additional 1,487,992 units, which were sold at an offering price of $10.00 per unit, generating gross proceeds of $14,879,920. Simultaneously with the sale of the over-allotment units, we consummated another private placement with the Sponsor of 29,760 private units at a price of $10.00 per private unit, generating total additional gross proceeds of $297,600. On November 20, 2018, the underwriters waived its right to exercise the reminder of the over-allotment option. As of November 20, 2018, an additional $14,879,920 of the net proceeds from the sale of the over-allotment units and the additional units in the private placement were placed in the Trust Account established for the benefit of our public shareholders, bringing the aggregate amount placed in the Trust Account to be $114,879,920.

As of December 31, 2020, $479.79 of cash was held outside of the Trust Account and was available for working capital purposes. Interest earned on the Trust Account balance through December 31, 2020 available to be released to us for the payment of tax obligations amounted to $68,312.59.

Change of Officer and the Directors of the Board

On March 30, 2020, Mr. Ben (Bin) Wang, for personal reasons, resigned from his positions as Chairman of the Board of Directors (the “Board”) and the Chief Executive Officer of the Company. Mr. Wang’s decision did not result from a disagreement with the Company on any matter relating to our operations, policies or practices.

In connection with Mr. Wang’s resignation, on March 30, 2020, the Board appointed Ms. Guan Wang, the treasurer and one of the Directors of the Company as the Chairman of the Board and the Chief Executive Officer of the Company to fill the vacancy, effective immediately.

As previously disclosed in the Current Report on Form 8-K we filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 17, 2019, in order to satisfy Nasdaq listing standards that the majority of the Board of the Company be independent, Mr. Keqing (Kevin) Liu voluntarily resigned from his position as a director of the Company effective on October 11, 2019. Mr. Liu’s decision did not result from a disagreement with us on any matter relating to our operations, policies or practices.

On July 29, 2020, the Board appointed Mr. Liu as a member to the Board of the Company.

On October 19, 2020, Mr. John W. Allen resigned from his positions as an independent director and the chairman of the compensation committee of the Board and Mr. Harry Edelson resigned from his positions as an independent director and the chairman of audit committee of the Board. Their resignation did not result from a disagreement with us on any matter relating to our operations, policies or practices.

On October 20, 2020, the Board appointed Mr. William Walter Young as an independent director and the chairman of the compensation committee and Mr. Qing S. Huang as an independent director and the chairman of the audit committee of the Board of the Company to fill the vacancies created by Mr. Allen and Mr. Edelson, effective immediately.

As a result, the Board currently have two executive directors and three independent directors.

Nasdaq Notice of Failure to Satisfy a Continued Listing Rule or Standard

On September 1, 2020, we received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that we were not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires us to have at least 300 public holders for continued listing on the NASDAQ Capital Market. On February 18, 2021, the Company received a letter from Nasdaq, advising the Company that the Company had regained compliance with the Minimum Public Holders Rule based on the Company’s submissions to Nasdaq of shareholder records dated January 20, 2021.

On January 4, 2021, we received a written notice from Nasdaq (the “Notice”) indicating that we were not in compliance with Nasdaq Listing Rule 5620(a) due to the Company’s failure to hold an annual meeting of shareholders within twelve months of the end of the Company’s fiscal year ended December 31, 2020 (the “Annual Meeting Requirement”). The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of our securities on the Nasdaq Capital Market. On March 16, 2021, after our submission of a plan to regain compliance with Annual Meeting Requirement, we received a notification letter from Nasdaq stating that the Nasdaq Staff had determined to grant us an extension of time through June 29, 2021 to regain compliance with the Annual Meeting Requirement.

This proxy statement seeks the Company’s shareholder approval of the Extension Amendment at a special meeting in lieu of the Company’s 2020 annual meeting of shareholders which includes the Director Proposal and Auditor Proposal.

Merger Agreement with SolarMax

On October 27, 2020, we entered into a certain agreement and plan of merger, as amended by an amendment dated November 10, 2020, and further amended by an amendment dated March 19, 2021, which agreement, as amended being referred to as the “Merger Agreement” among Alberton Merger Subsidiary, Inc. a Nevada corporation and a wholly-owned subsidiary of Alberton (“Merger Sub”) and SolarMax Technology Inc., a Nevada corporation (“SolarMax”). Pursuant to the Merger Agreement, among other things, Merger Sub will merge with and into SolarMax, with SolarMax continuing as the surviving entity and a wholly-owned subsidiary of Alberton (the “Merger”). The Merger will become effective at such time on the date of Closing (as defined below), pursuant to the Merger Agreement, as the articles of merger is duly filed with the Secretary of State of the State of Nevada or such later time as may be specified in the articles of merger (the “Effective Time”). The transactions contemplated in the Merger Agreement are referred to as “Business Combination”. The closing of the Merger Agreement shall be upon the consummation of the Business Combination (the “Closing”). At the Effective Time, Alberton will change its name to “SolarMax Technology Holdings, Inc.” (the “Successor”).

Prior to the Closing, we will continue out of the British Virgin Islands and domesticate as a Nevada corporation and will no longer be considered a company incorporated in the British Virgin Islands (“Domestication”).

At the Effective Time, all shares of SolarMax common stock issued and outstanding prior to the Effective Time (excluding dissenting shares as defined in the Merger Agreement, if any) will automatically be cancelled and cease to exist in exchange for the right to receive Merger Consideration as defined in the Merger Agreement, and each outstanding option of SolarMax will be assumed by Alberton and automatically converted into an option for shares of common stock of Alberton. At the Effective Time, each share of Merger Sub common stock outstanding immediately prior to the Effective Time will be converted into an equal number of shares of common stock of SolarMax, with the same rights, powers and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of SolarMax.

Prior to Domestication, we are a foreign private issuer. Upon the Domestication, we will lose our foreign private issuer status and seeking shareholder approval of the Business Combination at the meeting at which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Business combination. The shareholders of

Alberton will be entitled to redeem their shares for cash equal to a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO as of two (2) business days prior to the Closing, less taxes payable, upon the Closing. Among other Closing conditions included in the Merger Agreement, we will proceed with the Business Combination only if we will have net tangible assets of at least $5,000,001 and the Business Combination are approved by the requisite vote of the shareholders of Alberton at Alberton Special Meeting. Notwithstanding the foregoing, a public shareholder, together with any affiliate of such shareholders or any other person with whom such shareholders is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from seeking redemption rights with respect to 20% or more of the ordinary shares sold in the IPO without our prior written consent.

Our Sponsor, together with certain of its affiliates and our former and current officers and directors (collectively, the “Initial Shareholders”), have agreed (a) to vote their private shares (representing the ordinary shares underlying the private units) and any public shares in favor of the Business Combination, (b) not to propose, or vote in favor of, an amendment to the memorandum and articles of association of Alberton, prior to the Business Combination, to affect the substance or timing of Alberton’s obligation to redeem all public shares if it cannot complete the Business Combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless Alberton provides public shareholders an opportunity to redeem their public shares, (c) not to redeem any private shares into the right to receive cash from the Trust Account in connection with a shareholder vote to approve the Business Combination or sell their shares to Alberton in a tender offer in connection with the Business Combination, and (d) that the private shares shall not participate in any liquidating distribution upon winding up if the Business Combination is not consummated.

If we are unable to consummate an initial business combination by April 26, 2021, we will, as promptly as reasonably possible but not more than five (5) business days thereafter, subject to the British Virgin Islands Business Companies Act (the “Companies Act”), distribute the aggregate amount then on deposit in the Trust Account (net of taxes payable), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs.

Our Initial Shareholders, officers, and directors have agreed to waive their redemption rights with respect to the founder shares, private shares and any public shares they may hold in connection with the Closing. Our Initial Shareholders, officers, and directors have agreed to waive their redemption rights with respect to the founder shares, private shares and any public shares they may hold in connection with the Closing.

Timeline of the Merger

On May 19, 2020, SolarMax was referred to us by a third party. After a preliminary review of the business of SolarMax, Our management selected SolarMax as a potential target.

On June 7, 2020, we and SolarMax signed a non-disclosure agreement, giving Alberton an opportunity to evaluate SolarMax’ detailed business and financial information

On June 15, 2020, Luke Liu, Wang Guan’s assistant, and Jim Fei, the partner of the Sponsor, visited SolarMax’ office based in Riverside County, California, and met with David Hsu, the CEO of SolarMax, and Stephen Brown, the CFO of SolarMax. Subsequently, Luke Liu reported in writing to Guan Wang and Kevin Liu the basic situation of SolarMax and his review of SolarMax’ filings with the SEC.

From June 18 to June 28, 2020, our management had several conference calls with SolarMax’ management team to discuss the potential business combination.

In order to further investigate the operation and position of SolarMax, on June 30, 2020, we engaged QuestMrak Capital Inc., as a financial advisor of Alberton to conduct due diligence on SolarMax and assist with Alberton’s negotiations with SolarMax in connection with the potential business combination.

On July 3, 2020, our board of directors held a meeting to discuss the potential business combination with SolarMax on the base of the available information. Alberton also invited the CEO and CFO of SolarMax to attend a conference to get a better understanding of its business operations and financial status.

From August 15 to September 5, 2020, we continued our negotiation with SolarMax for the business combination. our legal counsel, Hunter Taubman Fischer and Li LLC (“HTFL”) and SolarMax’ legal counsel, Ellenoff Grossman & Schole LLP (“EGS”), started to draft and negotiate a letter of intent in connection with the proposed business combination, pursuant to the instructions and comments from their respective clients.

On September 1, 2020, we received a written notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) indicating that Alberton was not in compliance with Listing Rule 5550(a)(3) (the “Minimum Public Holders Rule”), which requires Alberton to have at least 300 public holders for continued listing on the Nasdaq Capital Market. The Notice is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of Alberton’s securities on the Nasdaq Capital Market. The Notice states that Alberton has 45 calendar days to submit a plan to regain compliance with the Minimum Public Holders Rule. On October 15, 2020, Alberton submitted its plan of compliance to Nasdaq and, based on the review of the materials submitted by Alberton, Nasdaq determined to grant the Company an extension until March 1, 2021 to regain compliance with the Public Holder Rule.

On September 3, 2020, we and SolarMax entered into a certain letter of intent for the business combination (the “SolarMax LOI”) and formally started to discuss the related matters for the business combination. EGS started to prepare the draft of the merger agreement. On the same day, SolarMax loaned Alberton US$60,000 to make its payment for the April Cash Contribution, for which Alberton issued its promissory note in the principal amount of $60,000.

On September 11, 2020, QuestMark Capital Inc. generated a due diligence report on SolarMax for Alberton’s Board.

On September 18, 2020, EGS sent an initial draft of the Merger Agreement to HTFL, based on the terms of the executed letter of intent.

On September 23, 2020, HTFL sent a revised draft of the Merger Agreement to EGS containing comments from Alberton and HTFL, which reflected certain key terms of the agreement, including terms regarding convertible debt of SolarMax, the funding obligations of the Merger, changes to certain representations and warranties and covenants, and additional provisions.

On September 24, 2020, HTFL sent an initial draft of the Alberton preliminary proxy in connection with Alberton’s special meeting of shareholders to extend the deadline of Alberton’s initial business combination from October 26, 2020 to April 26, 2021 or such earlier date as determined.

Between September 24, 2020 and September 29, 2020, representatives of Alberton and SolarMax and their respective legal counsel and financial advisors held numerous conference calls to negotiate the terms of the Merger Agreement and related documentation, including representations and covenants, the components and determination of the merger consideration, and voting agreements. They also corresponded regarding the Alberton preliminary proxy statement/prospectus.

On October 1, 2020, EGS sent a revised draft of the Merger Agreement to HTFL regarding the matters contained in September 23 draft and the indemnifications, expense arrangement in connection with the merger, and other provisions.

On October 5, 2020, we filed our definitive proxy in connection with Alberton’s special meeting of shareholders to be held on October 26, 2020 to extend the deadline of Alberton’s initial business combination from October 26, 2020 to April 26, 2021 or such earlier date as determined.

On October 6, 2020, HTFL sent a further revised draft of the Merger Agreement to EGS reflecting, among others, the outstanding issues, including but not limited to Alberton’s fees and expenses in connection with the merger, the draft of voting agreement and lock-up agreement as exhibits attached to the Merger Agreement.

Between October 6, 2020 and October 16, 2020, representatives of Alberton and SolarMax and their respective legal counsel and financial advisors held certain conference calls to finalize the terms of the Merger Agreement and related documentation, including the lock-up agreement and the voting agreement.

On October 7, 2020, Alberton’s board of directors and SolarMax’ management had another discussion about SolarMax’ development plan for the next five years in connection with the potential business combination. SolarMax also made its unaudited financial statements for the quarter ended June 30, 2020 available to Alberton and subsequently made its financial statements for the nine months ended September 30, 2020 available to Alberton.

On October 8, 2020, we engaged Donohoe Advisory for preparing of the compliance plan with Nasdaq.

On October 9, 2020, we held a board meeting to update the status of SolarMax business combination.

On October 12, 2020, a meeting of the board of directors were called to discuss and approve the business combination with SolarMax.

On the same day, Donohoe Advisory started to coordinate with EGS and the representative of SolarMax to collect supporting documents for the preparation of the plan of compliance to Nasdaq.

On October 16, 2020, Ogier, the British Virgin Islands counsel of us sent a further revised draft of the Merger Agreement to HTFL and EGS.

Later on October 16, 2020, HTFL assisted to establish the Merger Sub in connection with the Business Combination.

On the same day, Donohoe Advisory, on behalf of Alberton, submitted its plan of compliance to Nasdaq to regain compliance with Minimum Public Holders Rule.

On October 19, Alberton and SolarMax entered into an amendment to SolarMax LOI, pursuant to which, Alberton and SolarMax agreed to amend and restate some paragraphs of SolarMax LOI, including the exclusivity provisions which were extended to October 30, 2020 and related provisions.

On the same day, Mr. John W. Allen resigned from his positions as an independent director and the chairman of the compensation committee of Alberton and Mr. Harry Edelson resigned from his positions as an independent director and the chairman of audit committee of Alberton. Their resignation did not result from a disagreement with Alberton on any matter relating to Alberton’s operations, policies or practices.

On October 20, 2020, the board of directors of Alberton appointed Mr. William Walter Young as an independent director and the chairman of the compensation committee and Mr. Qing S. Huang as an independent director and the chairman of the audit committee of the board of directors of Alberton to fill the vacancies created by Mr. Allen and Mr. Edelson, effective immediately. Immediately after the appointment, Alberton management team and HTFL sent over the documents and information regarding the business combination with SolarMax to the new board members for them to review and digest.

On October 22, 2020, a meeting of the board of directors were called to introduce the new independent directors to the board of directors of Alberton and update them the current status of business combination with SolarMax.

On October 23, 2020, EGS sent a further revised draft of the Merger Agreement to HTFL to reflect that SolarMax’ financial statements ended June 30, 2020 were delivered.

On October 24, 2020, HTFL sent a further revised draft of the Merger Agreement to EGS.

On October 26, 2020, we held a special shareholder meeting, at which the proposal to extend the date by which Alberton must complete its initial business combination from October 26, 2020 to April 26, 2021 or such earlier date as determined by the board of directors of Alberton was voted on and approved.

October 27, 2020, a meeting of the board of directors were called to discuss and approve the Merger Agreement and related transactions. HTFL submitted a draft of the Merger Agreement substantially the same in the final form of the Merger Agreement to the board of directors of Alberton. After considering the proposed terms of the Merger Agreement and other related transaction agreements and taking into account the other factors described below under the caption “Alberton’s Board of Directors’ Reasons for the Approval of the Business Combination,” the board of directors of Alberton unanimously approved the Merger Agreement and related agreements and determined that it was advisable and in the best interests of Alberton to consummate the Business Combination and other transactions contemplated by the Merger Agreement and related agreements, directed that the Merger Agreement and the other proposals described in this proxy statement/prospectus be submitted to Alberton’s shareholders for approval and adoption, and recommended that Alberton’s shareholders approve and adopt the Merger Agreement and such other proposals.

Later on October 27, 2020, we and SolarMax entered into the Merger Agreement.

On October 28, 2020, a press release was issued announcing the execution of the Merger Agreement and the Business Combination. On the same day, we filed with the SEC a Current Report on Form 8-K attaching the press release.

On October 29, 2020, we received a notification letter from the Listing Qualifications Department of The Nasdaq stating that the Nasdaq Staff had determined to grant Alberton an extension of time through March 1, 2021 to regain compliance with Minimum Public Holders Rule.

On November 1, 2020, HTFL circulated the initial draft of the Alberton preliminary proxy statement/prospectus to EGS.

On November 3, 2020, we filed with the SEC a Current Report on Form 8-K to disclose such granted extension.

On November 15, 2020, EGS circulated the SolarMax’ related disclosure to update Alberton preliminary proxy statement/prospectus.

On November 10, 2020, Alberton, Merger Sub and SolarMax entered into an amendment (the “Amendment”) to the Merger Agreement to increase certain Extension Loans (as defined in the Merger Agreement) to be provided by SolarMax from $60,000 monthly to $70,674 monthly. As a result, the Amendment increases the monthly payments due on or after November 10, 2020 to $70,674 and provides that, to the extent that the payments made by SolarMax exceed the $60,000 amount provided in the Merger Agreement, Alberton shall, at the Closing, cause to be delivered to the Successor for cancellation, such number of sponsor shares as have a value, determined as provided in the Merger Agreement, equal to such excess.

On December 18, 2020 and December 28, 2020, SolarMax made non-interest bearing loans to the Sponsor in the aggregate principal amount of $128,465.66, to enable the Sponsor to provide Alberton with funds to pay currently due expenses ($91,854) and the filing fee for the registration statement is a part ($36,611.66). At the Closing, these notes are to be satisfied by the delivery of sponsor shares having a value equal to the principal amount of the notes, which shares will be cancelled.

On January 4, 2021, Nasdaq advised Alberton that it no longer complies with Nasdaq Listing Rule 5620(a) due to the Alberton’s failure to hold an annual meeting of shareholders within twelve months of the end of the Alberton’s fiscal year ended December 31, 2019 (the “Annual Meeting Requirement”). This prospectus/proxy statement includes a proxy statement for purposes of seeking Alberton’s shareholder approval of the Business Combination and related matters at a special meeting in lieu of the 2021 Annual Meeting of ALAC which includes the election of directors of Alberton upon completion of the Merger. Under Nasdaq Listing Rule 5810(c)(2)(G), Alberton has 45 calendar days from January 5, 2021, or until February 19, 2021, to submit to Nasdaq a plan to regain compliance with the Annual Meeting Requirement. If Nasdaq accepts Alberton’s plan, Nasdaq may grant an extension of up to 180 calendar days from December 31, 2020, the date of the Alberton’s fiscal year end for its last fiscal year, or until June 29, 2021, to regain compliance. If Nasdaq does not accept Alberton’s plan, Alberton will have the right to appeal such decision to a Nasdaq hearings panel. Alberton intends to submit to Nasdaq, within the requisite period, a plan to regain compliance with the Annual Meeting Requirement, which will include Alberton’s belief that the Special Meeting in Lieu of the 2021 Annual Meeting will satisfy the Annual Meeting Requirement, although we can give no assurance that Nasdaq will accept Alberton’s conclusion. or that Alberton will be able to regain compliance with the Annual Meeting Requirement or maintain compliance with any other Nasdaq requirement in the future.

On January 19, 2021, the board of Alberton approved the issuance of 1,414,480 dividend warrants to those public shareholders who were shareholders on April 21, 2020 and did not exercise their right of redemption in connection with the April 2020 extension, and Alberton instructed such issuance (the “Extension Warrants”). Alberton was advised the Extension Warrants were being processed, although the date of delivery may be delayed as a result of processing time by DTC, broker and dealer, and other relevant parties.

On February 1, 2021 and February 11, 2021, SolarMax made non-interest bearing loans to the Sponsor in the principal amounts of $91,232.39 and $64,000, respectively, for an aggregate of $155,232.39, to enable the Sponsor to provide Alberton with funds to pay currently due expenses to certain vendors. At the Closing, these notes are to be satisfied by the delivery of sponsor shares having a value equal to the principal amount of the notes, which shares will be cancelled.

On February 18, 2021, we received a letter from Nasdaq, advising the Company that the Company had regained compliance with the Minimum Public Holders Rule based on the Company’s submissions to Nasdaq of shareholder records dated January 20, 2021.

On March 19, 2020, Alberton, Merger Sub and SolarMax entered into an amendment (the “Second Amendment”) to the Merger Agreement. Pursuant to the Second Amendment, Alberton agrees to make up to two additional Extension Loans (“Additional Loans”) in the amount $70,674 per month, but no more than two Additional Loans. The first Additional Loan was made on the date of the Second Amendment and the second Additional Loan will be made in April 2021. At the Closing, Alberton shall cause to be delivered to the Successor for cancellation, such number of sponsor shares as have a value, determined as provided in the Merger Agreement, equal to the amount of each $70,674 loan, which was the amount Alberton had initially agreed to pay.

From November 1, 2020 through the date hereof, Alberton and SolarMax and their representatives continued to correspond regarding updates to the Alberton preliminary proxy statement/prospectus.

April 2020 and October 2020 Extensions

On April 23, 2020, we filed an amendment to our articles of association with the Registrar of the British Virgin Islands to extend the time that we need to complete an initial business combination from April 27, 2020 to October 26, 2020 or such an earlier date as determined by the board of directors of Alberton (the “April 2020 Extension”). In connection with the April 2020 Extension, shareholders holding 10,073,512 public shares exercised their right to redeem such shares for a pro rata portion of the Trust Account. As a result, an aggregate of $105,879,188 (or $10.51 per share) was removed from the Trust Account to pay such shareholders.

In connection with the April 2020 Extension, an aggregated amount of $360,000 was deposited into the Trust Account as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each public share in connection with a future redemption. In addition, we have committed to issue a dividend of one warrant to purchase one-half of one ordinary share for each public share not redeemed in connection with the April 2020 Extension. Each such warrant will be identical to the warrants included in the Units sold our Initial Public Offering (the “Dividend Warrant”).

On October 26, 2020, we filed an amendment to our articles of association with the Registrar of the British Virgin Islands to extend the time that we need to complete an initial business combination from October 26, 2020 to April 26, 2021, or such an earlier date as determined by the board of directors of Alberton (the “October 2020 Extension”). In connection with the October 2020 Extension, shareholders holding 1,000 public shares exercised their right to redeem such shares for a pro rata portion of the Trust Account. As a result, an aggregate of $10,770 (or $10.51 per share) was removed from the Trust Account to pay such shareholders.

As the date hereof, in connection with the October 2020 Extension, an aggregated amount of $2,572,276 was deposited into the Trust Account as additional interest on the proceeds in the Trust Account and will be distributed pro rata as a part of redemption amount to each public share in connection with a future redemption.

Outstanding Promissory Notes

As the date hereof, we have outstanding loans from various parties in the aggregated amount of $1,608,204, which include (i) unsecured promissory notes in the amount of $300,000, $780,000, and $582,204 issued by Alberton to its Sponsors on July 6, 2018, January 24, 2020, and March 3, 2021, respectively (collectively, the “Sponsor Notes”), (ii) unsecured promissory notes in the amount of $1,148,800 and $500,000 issued by Alberton to Global Nature Investment Holdings Limited on September 18, 2019 and December 3, 2019, respectively (collectively, the “GN Notes”); (iii) an unsecured promissory note in the aggregate principal amount of $500,000 payable upon demands, the outstanding principal of which is $100,000 issued by Alberton to Qingdao Zhongxin Huirong Distressed Asset Disposal Co., Ltd on April 17, 2020 (the “AMC Note”), (iv) unsecured promissory notes in the aggregate principal amount of $537,370 issued by Alberton to SolarMax on September 4, 2020, October 8, 2020, November 10, 2020, December 9, 2020, January 11, 2021, February 11, 2021, and March 19, 2021, and up to one additional note of $70,674 which may be issued to SolarMax in April 2021, in connection with the extension of the date that Alberton must complete its initial business combination (collectively, the “SolarMax Extension Notes”), and (v) unsecured promissory notes in the aggregate principal amount of $283,698.05 issued by Alberton to SolarMax on December 18, 2020, December 27, 2020, February 1, 2021, and February 11, 2021, to provide funds to Alberton to pay accrued expenses relating to the business combination (collectively, the “SolarMax Working Capital Notes”).

Impact of COVID-19 Pandemic

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide. In response to COVID-19, governmental authorities have recommended or ordered to limit or cease certain business or commercial activities and the issuance of the certain permits necessary for solar installation are restricted due to the closure of reduced office hours of the government offices in California and China. SolarMax’s operations could be materially and adversely affected and the extent to which the COVID-19 pandemic may materially impact SolarMax’ financial condition, liquidity or results of operations is uncertain. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate a business combination, or the operations of a target business.

Financial position

As of March 18, 2021, with funds in the Trust Account of $15,506,588.09 available to use for a business combination, we offer a target business a variety of options such as providing the owners of a target business with shares in a public company and a public means to sell such shares, providing capital for the potential growth and expansion of its operations or strengthening its balance sheet by reducing its debt ratio. Because we are able to consummate our initial business combination using our cash, debt or equity securities, or a combination of the foregoing, we have the flexibility to use the most efficient combination that will allow us to tailor the consideration to be paid to the target business to fit its needs and desires. We have not taken any steps to secure third party financing and there can be no assurance that it will be available to us.

Management Experience

We seek to capitalize on the operating experience and contacts of our officers and directors in consummating an initial business combination. We believe the network and skills of these individuals make them valuable resources to our company and will assist us in consummating a transaction. Past performance of our management team or their affiliates is not a guarantee either (i) of success with respect to any business combination we may consummate or (ii) that we will be able to identify a suitable candidate for our initial business combination.

NOT TO SEEK APPROVAL ON THE PROPOSED BUSINESS COMBINATION AT THIS MEETING

On October 27, 2020, the Company has entered into the Merger Agreement, by and among the Company, Merger Sub, and SolarMax, providing for, among other things, and subject to the conditions therein, the Merger.

You are NOT being asked to vote on the proposed business combination with SolarMax at this time. If you are a public shareholder, you will have the right to vote on the proposed business combination with SolarMax (the “Business Combination”) when it is submitted to shareholders. A preliminary proxy statement/registration statement has been filed with the SEC, upon clearance with the SEC and approval of the Merger by Nasdaq, a special meeting will be held to vote on the Merger and other related matters.

PROPOSAL 1 — THE EXTENSION AMENDMENT
THE EXTENSION AMENDMENT

The Company is proposing to amend its M&A to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 26, 2021 (the “Current Termination Date”) to October 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the M&A to include an additional regulation 47.15 in the Articles of Association in the form set forth in Annex A to this proxy statement.

Although the approval of the Extension Amendment is essential to the implementation of the Board’s plan to extend the date by which the Company must consummate its initial business combination, the Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by shareholders.

A copy of the proposed new Regulation 47.15 of the Articles of Association of the Company is annexed to this proxy statement as Annex A. If Extension Amendment is approved, the Company will file an amended form of the Memorandum and Articles of Association with the Registrar of Corporate Affairs in the British Virgin Islands.

Required Vote

The affirmative vote by holders of sixty-five percent (65%) or more of the vote of the Company’s shares cast in person or by proxy at the special meeting and voting on the Extension Amendment, is required to approve the Extension Amendment provided that there is a quorum at the meeting.

REASONS FOR THE EXTENSION AMENDMENT

The Company’s M&A currently provides that if a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law.

In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes payable on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

The Trust Agreement provides that, upon receipt of a letter (an “Amendment Notification Letter”) in the form of Exhibit F of the Trust Agreement, signed on behalf of the Company, distribute to Public Shareholders who exercised their conversion rights in connection with an amendment to the Company’s Amended and Restated M&A (the “Amendment”) an amount equal to the pro rata share of the Property (as defined in the Trust Agreement) relating to the Ordinary Shares for which such Public Shareholders have exercised conversion rights in connection with such Amendment.

Our Sponsor and the initial shareholders have each waived their respective redemption rights with respect to their shares if we fail to consummate a business combination by the Current Termination Date. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance. In considering the Extension Amendment, the Company’s board of directors came to the conclusion that the potential benefits to complete an initial business combination to the Company and its shareholders outweighed the possibility of any liability as a result of the Extension Amendment.

From the date of our IPO till now, Alberton considered a number of potential target companies with the objective of consummating an acquisition. Representatives of Alberton contacted, and were contacted by, a number of individuals and entities who offered to present ideas for acquisition opportunities, including financial advisors and companies within the diversified industrial manufacturing, distribution, and services sectors in the United States. Alberton compiled a pipeline of high priority potential targets and updated and supplemented such pipeline from time to time. This pipeline was periodically shared, in depth, with the Board of Directors of Alberton.

During that period, Alberton and representatives of Alberton:

•        Identified, evaluated and contacted potential acquisition targets;

•        Conducted initial business and financial due diligence or had meaningful engagements with representatives of four potential acquisition targets;

•        Provided an initial non-binding indication of interest to four potential acquisition targets or their representatives; and

•        Submitted a letter of intent and commenced confirmatory due diligence with respect to four potential acquisition targets.

•        Currently preparing transaction documents pursuant to a letter of intent with one potential target.

Alberton reviewed the potential acquisition targets based on the same criteria discussed below and used in evaluating the Business Combination. These criteria included established middle-market businesses with proven track records, experienced management teams and strong competitive positions with, or with the potential for, revenue and earnings growth, and attractive free cash flow generation. Alberton focused on sectors exhibiting secular growth or the potential for a near-term cyclical uptick, and within those sectors, focused only on companies that Alberton management believed would benefit from being a publicly traded company.

On October 27, 2020, the Company has entered into the Merger Agreement, by and among the Company, Merger Sub, and SolarMax, providing for, among other things, and subject to the conditions therein, the Merger. Because it is likely the Company will not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The M&A currently provides that if the business combination is not completed by the Current Termination Date, the Company will redeem all public shares and promptly thereafter dissolve and liquidate. It is possible that the Company will not be able to complete the Business Combination by the Current Termination Date.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s M&A, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares (other than those held by our Sponsor, directors and officers) in connection with the Extension Amendment and the Trust Agreement regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A.

All public shareholders may make the Election. If the Extension Amendment is approved by the requisite vote of shareholders and not abandoned, the remaining holders of public shares will retain their right to redeem their shares for a pro rata portion of the funds available in the Trust Account upon consummation of an initial business combination, subject to any limitations set forth in the M&A and limitations agreed to in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed an initial business combination by the Extended Termination Date. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its trust account by returning the then remaining funds in such account to the public shareholders.

As noted in “Reasons for the Extension Amendment — Possible Claims Against and Impairment of the Trust Account,” below, the Extension Amendment will result in the Company incurring additional transaction expenses. The Company’s board of directors believes that, if the Extension Amendment is approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

However, if material liabilities are sought to be satisfied from the Trust Account, the Trust Account could possibly be reduced or subject to reduction beyond the reduction resulting from public shareholder redemptions, which could result in the reduction of a public shareholder’s current pro rata portion of the Trust Account available for distribution. Moreover, attendant litigation could result in delay in the availability of Trust Account funds for use by the Company upon completion of the business combination. As of the date of this proxy statement, the Company is not aware of any such liabilities.

At the time the Extension Amendment becomes effective, the Company’s Trust Account proceeds will be used to pay, and in exchange for surrender of shares, pro rata portions of the funds available in the Trust Account to the public shareholders making the Election in lieu of later distributions to which they would otherwise be entitled.

Possible Claims Against and Impairment of the Trust Account

In considering the Extension Amendment, the Company’s shareholders should be aware that if the Extension Amendment is approved (and not abandoned), the Company will incur additional expenses in seeking to consummate the Business Combination or identify another target business to complete an initial business combination, in addition to expenses incurred in proposing the Extension Amendment. Our Sponsor has loaned $1,608,204 in aggregate to the Company, all evidenced by three promissory notes issued by the Company. The note become due on the date on which the Company consummates a business combination and carry no interest. The note with $780,000 as the principal amount is convertible, in whole or in part, at the payee’s election, upon the consummation of the Business Combination, into units, at a price of $10.00 per unit. These units, once issued pursuant to the terms and conditions set forth in the promissory notes, will be identical to the private units issued in a private placement in connection with the IPO. In connection with the previous extensions, the Company had issued promissory notes in the aggregate amount of $2,431,496 to several third parties. If we do not have sufficient funds available to conduct the normal operations of the business or to consummate an initial business combination, we will need to seek additional working capital from our Sponsor for these purposes. If we consummate an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the Trust Account to repay such loaned amounts but no proceeds from our Trust Account would be used for such repayment, other than interest on such proceeds.

If the Company is unable to complete a business combination within the required time period, our Sponsor, Hong Ye, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters of our IPO. In the event that an executed waiver is deemed to be unenforceable against a third party, Hong Ye will not be responsible to the extent of any liability for such third party claims. We cannot assure you, however, that, Hong Ye would be able to satisfy those obligations. None of our officers will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses. In the event that the proceeds in the Trust Account are reduced below $10.00 per share and Hong Ye asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine on our behalf whether to take legal action against Hong Ye to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against Hong Ye to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations on our behalf, the amount of funds in the Trust Account available for distribution to our public shareholders may be reduced below $10.00 per share. You should read this proxy statement carefully for more information concerning this possibility and other consequences of the adoption of the Extension Amendment.

In view of the foregoing, the Company’s board of directors believes it in the best interests of the Company’s shareholders to approve the Extension Amendment.

Automatic Redemption

If the Extension Amendment is not approved and a business combination is not consummated by the Current Termination Date, the Company will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund (as defined in the Trust Agreement) including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then public shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the directors, liquidate and dissolve, subject in each case to its obligations under the laws of the British Virgin Islands to provide for claims of creditors and the requirements of other applicable law. In connection with our redemption of 100% of our outstanding public shares for a portion of the funds held in the Trust Account, each holder will receive a full pro rata portion of the amount then in the Trust Account (less the net interest earned thereon to pay dissolution expenses), plus any pro rata interest earned on the funds held in the Trust Account and not previously released to us for payment on taxes due on such funds. Holders of rights or warrants will receive no proceeds in connection with the liquidation with respect to such rights or warrants, which will expire worthless. The Company would expect to pay the costs of liquidation from its remaining assets outside of the trust fund or available to the Company from interest income on the Trust Account balance.

Redemption Rights

If the Extension Amendment is approved (and not abandoned), the Company will afford the public shareholders making the Election, the opportunity to receive, at the time the Extension Amendment becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account. You will also be able to redeem your public shares in connection with the expected shareholder vote to approve an initial business combination, or if the Company has not consummated a business combination by the Extended Termination Date.

If you do not make the Election, you will retain the opportunity to redeem your public shares upon consummation of an initial business combination, subject to any limitations set forth in the M&A and the limitations contained in related agreements. In addition, public shareholders who vote for the Extension Amendment and do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Termination Date.

Redemption Procedure

A redemption demand may be made by checking the box on the proxy card provided for that purpose and returning the proxy card in accordance with the instructions provided, and, at the same time, ensuring your bank or broker complies with the requirements identified elsewhere herein. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, by two business days prior to the Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the special meeting ensures that a redeeming holder’s Election is irrevocable once the Extension Amendment is approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $80 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that do not elect to exercise their redemption rights. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures by two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Extension Amendment is not approved or is abandoned, these shares will not be redeemed for cash and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The Company will hold the certificates of public shareholders that make the Election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, calculated as of the record date. If you exercise your redemption rights, you will be exchanging your shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption, and tender your share certificate(s) to the Company’s transfer agent by two business days prior to the special meeting. If the Extension Amendment is are not approved or if they are abandoned, these shares will not be redeemed for cash. However, if the Company is unable to complete an initial business combination by the Current Termination Date (unless such date is extended), the shares of the public shareholders will be redeemed in accordance with the terms of the M&A promptly following such date.

Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers, members of the Company’s board of directors, the Company’s advisors, majority shareholder have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        the fact that Hong Ye Holding Company Limited as our Sponsor and one of our directors, Ms. Guan Wang, paid an aggregate purchase price of $19,550, or approximately $0.0068 per share, for their 2,871,998 Founder Shares which would have a value of approximately $30.8 million based on the closing price of Alberton ordinary shares of the Record Date as reported by Nasdaq and that are not subject to redemption. Such Founder Shares will have no value if the Extension Amendment is not approved and an initial business combination is not consummated by the Current Termination Date; as a result, our Sponsor

(and its members, including our executive officers and directors) have a financial incentive to extend the termination date in order to consummate a business combination rather than losing whatever value is attributable to the Founder Shares;

•        the fact that our Sponsor holds 597,600 private units and will continue to hold 597,600 Company ordinary shares and 597,600 warrants following the separation of such private units upon the consummation of a business combination, subject to certain lock-up agreement. Those private units and securities underlying those private units are not subject to redemption and will be worthless if the Extension Amendment is not approved and an initial business combination is not consummated by the Current Termination Date;

•        the fact that if the Extension Amendment is not approved and an initial business combination is not consummated by the Current Termination Date, it is likely that the Company will not be able to repay the outstanding loan that it has received from the Sponsor in an amount up to $1,608,204, which becomes due on the date on which the Company consummates a business combination and all of such loan are evidenced by promissory notes issued by the Company which are convertible into private units at the Sponsor’s discretion at the closing of a business combination;

•        the fact that if the Company is unable to complete an initial business combination within the required time period, our Sponsor, will be personally liable to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by the Company for services rendered or contracted for or products sold to it, but only if such a vendor or target business has not executed a waiver of claims against the Trust Account and except as to any claims under our indemnity of the underwriters;

•        all rights specified in the Company’s M&A relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after the business combination. If the business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

The Board’s Reasons for the Extension Amendment, its Conclusion, and its Recommendation

As discussed below, after careful consideration of all relevant factors, the Company’s board of directors has determined that the Extension Amendment is fair to, and in the best interests of, the Company and its shareholders. The board of directors has approved and declared advisable adoption of the Extension Amendment, and recommends that you vote “FOR” such adoption.

In determining to recommend the Extension Amendment, as the Company has entered into the Merger Agreement and believes that it is promising to achieve a business combination, and because it is likely the Company will not be able to conclude a business combination by the Current Termination Date, the Company has determined to seek shareholder approval to extend the time for closing a business combination beyond the Current Termination Date to the Extended Termination Date. The particular changes required to effectuate this extension are embodied in the Extension Amendment.

The Company believes that given the Company’s expenditure of time, effort and money on identifying the target business and completing its initial business combination, circumstances warrant providing public shareholders an opportunity to consider an initial business combination with the target business we identified. However, the Company’s IPO prospectus stated that if the effect of any proposed amendments to the Company’s M&A, if adopted, would be to delay the date on which a shareholder could otherwise redeem shares for a pro rata portion of the funds available in the Trust Account, the Company will provide that, if such amendments are approved by holders of sixty-five percent (65%) or more of the votes of the Company’s shares present (in person or by proxy) at the special meeting and voting on such amendments, public shareholders will have the right to redeem their public shares. Accordingly, holders of public shares may elect to redeem their shares in connection with the Extension Amendment regardless of how such public shareholders vote. The Company believes that such redemption right protects the Company’s public shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable acquisition in the timeframe contemplated by the M&A. However, the Company will not proceed with the Extension Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. In the event that the redemption of public shares causes the net tangible assets to be less than $5,000,001 and the Extension Amendment is not proceeded, the Company will be required to dissolve and liquidate its trust account by returning the then remaining funds in such account to the public shareholders.

Having taken into account the matters discussed above, the Company’s board of directors believes that, if the Extension Amendment is approved (and not abandoned) and no material liabilities are sought to be satisfied from the Trust Account, any resulting redemptions would have no adverse effect on the public shareholders because they would receive approximately the same amounts they would have received if the Company had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date, and, if the Company is not able to consummate a business combination prior to the Extended Termination Date, its public shareholders at that time would receive approximately the same redemption proceeds as if they had redeemed all public shares in connection with the failure to consummate a business combination by the Current Termination Date.

The Company’s board of directors has unanimously approved the Extension Amendment.

In addition, the Company’s board of directors was mindful of and took into account the conflicts, as described in “Interests of the Company’s Officers, Directors, Advisors and Majority Shareholder”, between their respective personal pecuniary interests in successfully completing a business combination and the interests of public shareholders. The board of directors determined that their respective personal pecuniary interests, in the form of the contingent and hypothetical value of Company shares if a business combination is ultimately completed, was substantially less than the additional time, effort and potential liability they might incur if they failed to discharge their fiduciary duties to the Company’s shareholders to the best of their ability, which they, as Company shareholders as well, share.

After careful consideration of all relevant factors, the Company’s board of directors determined that the Extension Amendment is fair to, and in the best interests of, the Company and its shareholders, and has declared them advisable.

Impact of COVID-19 on our search for a business combination, and any target business with which we ultimately consummate a business combination

In December 2019, a novel strain of coronavirus was reported to have surfaced in Wuhan, China, which has and is continuing to spread throughout China and other parts of the world, including the United States. On January 30, 2020, the World Health Organization declared the outbreak of the coronavirus disease (COVID-19) a “Public Health Emergency of International Concern.” On January 31, 2020, U.S. Health and Human Services Secretary Alex M. Azar II declared a public health emergency for the United States to aid the U.S. healthcare community in responding to COVID-19, and on March 11, 2020 the World Health Organization characterized the outbreak as a “pandemic”. By April 17, the federal government approved disaster declarations for all states and territories. A second rise in infections began in June 2020, following relaxed restrictions in several states.

A significant outbreak of COVID-19 and other infectious diseases could result in a widespread health crisis that could adversely affect the economies and financial markets worldwide, and the business of any potential target business with which we consummate a business combination could be materially and adversely affected. Furthermore, we may be unable to complete a business combination if continued concerns relating to COVID-19 restrict travel, limit the ability to have meetings with potential investors or the target company’s personnel, vendors and services providers are unavailable to negotiate and consummate a transaction in a timely manner. The extent to which COVID-19 impacts our search for a business combination will depend on future developments, which are highly uncertain and cannot be predicted, including new information which may emerge concerning the severity of COVID-19 and the actions to contain COVID-19 or treat its impact, among others. If the disruptions posed by COVID-19 or other matters of global concern continue for an extensive period of time, our ability to consummate a business combination may be materially adversely affected.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR” the Extension Amendment.

PROPOSAL 2 — ELECTION OF DIRECTORS

The Company’s board of directors currently consists of five directors, all of which shall be elected in each year and each class (except for those directors appointed prior to our first annual meeting of shareholders) serving a one-year term.

The terms of the present Directors, Messrs. Guan Wang, Keqing (Kevin) Liu, William Walter Young, Qing S. Huang, and Peng Gao, are due to expire at the Company’s 2020 annual general meeting. At the Meeting therefore, the shareholders are being asked to re-elect each of Messrs. Guan Wang, Keqing (Kevin) Liu, William Walter Young, Qing S. Huang, and Peng Gao to our board of directors to serve as Directors until the 2021 annual meeting of shareholders.

With regard to the re-election of the five directors note however that while each will be elected for a further one-year term (until the 2021 annual meeting of shareholders) each has agreed that should the proposed Merger be completed, their renewed terms may be modified in connection with the terms and proposals for the Merger and any amendment to our M&A in connection therewith.

Subsequent to shareholder approval of this proposal, the Board will have a total of five members, divided into two classes as follows:

The following biographical information is furnished as to each nominee for election as a director of the Board:

Guan Wang, 42, Executive Director, Sinobay (Hong Kong) Commercial Real Estate & Management Co, Ltd, Shenzhen, China, since 2005. She has been in charge of Sinobay’s major investments for 13 years since its inception in 2005. From 2003 to 2005, she served as Director of Human Resources at Union Economic and Trading Investment Co. Ltd, Shenzhen, China, where she was responsible for Alberton’s human resource development, designing and improving Alberton’s organizational structure, and cultivating its corporate culture. From 1999 to 2002, she was an assistant in the Human Resources Division at CR Vanguard, a large national supermarket chain in China, a subsidiary of China Resources, a Fortune Global 500 company. Guan received her Bachelor of Science in Computer Application from Shenyang Aerospace University in China in 1999. Guan’s qualifications to serve as a director and Treasurer of Alberton include her work and investment management experience and her experience in human resources management in terms of evaluating top management of companies.

Keqing (Kevin) Liu, 60, a former partner of ACL Equity from June 2018 to October 2018, a financial services company in Beijing, China, where he focuses on deal origination and cross-border mergers and acquisitions. He began his career in 1983 at Agricultural Bank of China Jiangxi Provincial Branch as a project manager in a portfolio co-funded by the World Bank, until 1993; from 1993 to 2001, a Senior Manager and Senior Economist at China Merchants Bank head office, Shenzhen, he led a project finance team to manage a portfolio exceeding US$1 billion; a member of the bank’s Mid-Term Development Strategies Working Group from 1997 to 2000, he represented the bank at the World Bank and International Monetary Fund annual meetings in Washington D.C.; from 2002 to 2004, he co-headed the International Department, Shenzhen Commercial Bank (now Ping An Bank) head office, to fund cross-border transactions and collaborate with more than 600 prime financial institutions worldwide; from 2005 to 2007, he was Consultant, CITIC Capital, Hong Kong, an investment banking arm of CITIC Group, one of China’s largest finance holding conglomerates, active in investment due diligence; in 2007, he founded Nanchang GlobeVision Investment, a company investing in carbon-dioxide emission reduction projects that generate saleable certified emission reduction credits, and served as Chief Executive Officer of such company from 2007 to 2010; from 2010 to June 2018, he was Partner, Wealth Assets and Capital (formerly Wealth Business Consultancy), Hong Kong, engaged in deal sourcing and due diligence. He has served as Adjunct Researcher, European Studies Center, Zhejiang University, one of China’s top institutions of higher learning. He holds a Bachelor of Economics in Statistics from Jiangxi University of Finance and Economics, China, in 1983. Kevin’s qualifications to serve as Chief Financial Officer and the Secretary of the Board include his 35-year international finance management and due diligence experience and deal-sourcing capability due to his high-level and extensive relationships with banks. His deal sourcing capability and extensive due diligence experience will greatly benefit Alberton.

William Walter Young, 75, Director and Chairman of Compensation Committee. Since April 1999, Mr. Young has been the chief executive officer of JBY enterprise Inc., a company based in Los Angeles operating import and export business of large electrical equipment, mechanical equipment, aircraft parts and automobile and special vehicles. From May 1998 to September 1985, Mr. Young served as the electrical maintenance engineer and the electrical maintenance supervisor in McDonald Douglas in Shenyang, China and the Chief Electrical Maintenance Engineer of Boeing

Company based in Shenyang, China. From June 1985 to January 1970, Mr. Young served as the technician, associate engineer and electrical engineer in Motorola in Oklahoma. Mr. Young received his bachelor degree in mechanics from Oklahoma Central State University in 1965 and his bachelor degree in business administration from Embry University in 1997. Mr. Young’s qualifications to serve as a director and the chairman of the compensation committee include decades of experience as a chief executive officer of a private company.

Qing S. Huang, 38, Director and Chairman of Audit Committee. Since January 2008, Mr. Huang has been serving as the principal of Boulder Accounting Service, a company based in El Monte, California, providing accounting and bookkeeping services. From November 2018 to May 2017, Mr. Huang served as vice president branch manager of CTBC Bank in Monterey Park, California, responsible for branch administration and daily operation of a full-service branch office and assistance with the retail planning department on developing new residential and commercial lending program. From May 2017 to May 2012, Mr. Huang served as the assistant vice president branch manager of East West Bank in Rancho Cucamonga, California, responsible for branch administration and daily operation and the development of new deposit and loan business by providing a superior level of customer relations. From April 2012 to December 2010, Mr. Huang served as a licensed banker in JPMorgan Chase Bank in Montebello, California, responsible for maintaining client’s relationship and cross-selling the banks financial products and services and analysis of financial information obtained from clients to determine strategies for meeting clients’ financial objectives. From November 2010 to January 2008, Mr. Huang served as a financial advisor in Ameriprise Financial in Glendale, California, responsible for providing comprehensive financial advice and services to its clients including brokerage and investment advisory. Mr. Huang currently holds several professional licenses, including Series 7 license, Series 66 license, and Chartered Financial Consultant, or ChFC®. Mr. Huang received his bachelor degree in business from University of Southern California in 2007. Mr. Huang’s qualifications to serve as a director and chairman of the audit committee include his accounting experience as well as his finance experience.

Peng Gao, 54, has been the chief attorney of Law Offices of Gao Peng, a law firm since June 2006. Mr. Gao received a Bachelor of Science from Fudan University China in 1988, his Master of Science from Georgia Institute of Technology in 1995, and his Juris Doctor degree from Pepperdine Law School in 2005. Mr. Gao has been admitted to State Bar of Los Angeles, CA, since 2006. Mr. Gao’s qualifications to serve as a director include his 14-year experience in the legal industry. His extensive legal experience will greatly benefit the Company.

Executive Officers and Director Compensation During 2019 and 2020

No executive officer has received any cash compensation for services rendered to us. Commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, we will pay Hong Ye Hong Kong Shareholding Co., Limited (“Hong Ye” or the “Sponsor”), an entity solely owned to Guan Wang, a fee of $1,000 per month for providing us with general and administrative services, including office space and utilities services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of one of our directors) for its legal services to the Company in connection with the initial public offering (the “IPO”) and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans made to us by Guan Wang, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is).

Directors, officers and initial shareholders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Required Vote

Each of Messrs. Guan Wang, Keqing (Kevin) Liu, William Walter Young, Qing S. Huang, and Peng Gao shall be re-elected to the board of directors of the Company as Directors until the 2021 annual meeting of shareholders if the proposal to re-elect that person is approved by the affirmative vote of the majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation of the Board

The Company’s board of directors recommends that you vote “FOR” the re-election of each person named above.

PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTNANT

We are asking our shareholders to ratify the appointment of Friedman LLP (“Friedman”) as our independent registered public accounting firm for the fiscal year ended December 31, 2020. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Friedman as our independent registered public accounting firm, our Audit Committee intends to reconsider the selection of Friedman as our independent registered public accounting firm.

Friedman has audited our financial statements for the fiscal year ended December 31, 2019.

The following is a summary of fees paid to Friedman for services rendered during the period from December 31, 2018 through December 31, 2019:

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Friedman in connection with regulatory filings. The aggregate fees billed by Friedman for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2019 and 2018 totaled 52,500 and $56,000, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Friedman for consultations concerning financial accounting and reporting standards during the year ended December 31, 2019 and 2018.

Tax Fees

We did not pay Friedman for tax planning and tax advice for the years ended December 31, 2019 and 2018.

All Other Fees

We did not pay Friedman for other services for the years ended December 31, 2019 and 2018.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Auditor Representatives at Annual Meeting

We expect that representatives of Friedman will not be present at the Annual Meeting.

Required Vote

The proposal to ratify the appointment of Friedman requires the vote of a majority of the shares present in person or by proxy at the Meeting and voting on the proposal.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the ratification of the appointment of Friedman LLP as our independent registered public accounting firm.

PROPOSAL 4 — THE ADJOURNMENT

The adjournment proposal, if adopted, will request the chairman of the Meeting (who has agreed to act accordingly) to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The adjournment proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve the other proposals in this proxy statement. If the adjournment proposal is not approved by our shareholders, the chairman of the meeting shall not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Meeting to approve any of the other proposals.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Meeting vote for the adjournment proposal, the chairman of the Meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s board of directors recommends that you vote “FOR” the adjournment proposal.

GOVERNANCE OF ALAC

Directors and Executive Officers

Our current directors, officers and director nominee are listed below.

Name	Age	Position
Guan Wang	42	Chairwoman of the Board, Chief Executive Officer, and Treasurer
Keqing (Kevin) Liu	60	Chief Financial Officer, Director, and Secretary of the Board
William Walter Young	75	Independent Director
Qing S. Huang	38	Independent Director
Peng Gao	54	Independent Director

Guan Wang, 42, Executive Director, Sinobay (Hong Kong) Commercial Real Estate & Management Co, Ltd, Shenzhen, China, since 2005. She has been in charge of Sinobay’s major investments for 13 years since its inception in 2005. From 2003 to 2005, she served as Director of Human Resources at Union Economic and Trading Investment Co. Ltd, Shenzhen, China, where she was responsible for Alberton’s human resource development, designing and improving Alberton’s organizational structure, and cultivating its corporate culture. From 1999 to 2002, she was an assistant in the Human Resources Division at CR Vanguard, a large national supermarket chain in China, a subsidiary of China Resources, a Fortune Global 500 company. Guan received her Bachelor of Science in Computer Application from Shenyang Aerospace University in China in 1999. Guan’s qualifications to serve as a director and Treasurer of Alberton include her work and investment management experience and her experience in human resources management in terms of evaluating top management of companies.

Keqing (Kevin) Liu, 60, a former partner of ACL Equity from June 2018 to October 2018, a financial services company in Beijing, China, where he focuses on deal origination and cross-border mergers and acquisitions. He began his career in 1983 at Agricultural Bank of China Jiangxi Provincial Branch as a project manager in a portfolio co-funded by the World Bank, until 1993; from 1993 to 2001, a Senior Manager and Senior Economist at China Merchants Bank head office, Shenzhen, he led a project finance team to manage a portfolio exceeding US$1 billion; a member of the bank’s Mid-Term Development Strategies Working Group from 1997 to 2000, he represented the bank at the World Bank and International Monetary Fund annual meetings in Washington D.C.; from 2002 to 2004, he co-headed the International Department, Shenzhen Commercial Bank (now Ping An Bank) head office, to fund cross-border transactions and collaborate with more than 600 prime financial institutions worldwide; from 2005 to 2007, he was Consultant, CITIC Capital, Hong Kong, an investment banking arm of CITIC Group, one of China’s largest finance holding conglomerates, active in investment due diligence; in 2007, he founded Nanchang GlobeVision Investment, a company investing in carbon-dioxide emission reduction projects that generate saleable certified emission reduction credits, and served as Chief Executive Officer of such company from 2007 to 2010; from 2010 to June 2018, he was Partner, Wealth Assets and Capital (formerly Wealth Business Consultancy), Hong Kong, engaged in deal sourcing and due diligence. He has served as Adjunct Researcher, European Studies Center, Zhejiang University, one of China’s top institutions of higher learning. He holds a Bachelor of Economics in Statistics from Jiangxi University of Finance and Economics, China, in 1983. Kevin’s qualifications to serve as Chief Financial Officer and the Secretary of the Board include his 35-year international finance management and due diligence experience and deal-sourcing capability due to his high-level and extensive relationships with banks. His deal sourcing capability and extensive due diligence experience will greatly benefit Alberton.

William Walter Young, 75, Director and Chairman of Compensation Committee. Since April 1999, Mr. Young has been the chief executive officer of JBY enterprise Inc., a company based in Los Angeles operating import and export business of large electrical equipment, mechanical equipment, aircraft parts and automobile and special vehicles. From May 1998 to September 1985, Mr. Young served as the electrical maintenance engineer and the electrical maintenance supervisor in McDonald Douglas in Shenyang, China and the Chief Electrical Maintenance Engineer of Boeing Company based in Shenyang, China. From June 1985 to January 1970, Mr. Young served as the technician, associate engineer and electrical engineer in Motorola in Oklahoma. Mr. Young received his bachelor degree in mechanics from Oklahoma Central State University in 1965 and his bachelor degree in business administration from Embry University in 1997. Mr. Young’s qualifications to serve as a director and the chairman of the compensation committee include decades of experience as a chief executive officer of a private company.

Qing S. Huang, 38, Director and Chairman of Audit Committee. Since January 2008, Mr. Huang has been serving as the principal of Boulder Accounting Service, a company based in El Monte, California, providing accounting and bookkeeping services. From November 2018 to May 2017, Mr. Huang served as vice president branch manager of CTBC Bank in Monterey Park, California, responsible for branch administration and daily operation of a full-service branch office and assistance with the retail planning department on developing new residential and commercial lending program. From May 2017 to May 2012, Mr. Huang served as the assistant vice president branch manager of East West Bank in Rancho Cucamonga, California, responsible for branch administration and daily operation and the development of new deposit and loan business by providing a superior level of customer relations. From April 2012 to December 2010, Mr. Huang served as a licensed banker in JPMorgan Chase Bank in Montebello, California, responsible for maintaining client’s relationship and cross-selling the banks financial products and services and analysis of financial information obtained from clients to determine strategies for meeting clients’ financial objectives. From November 2010 to January 2008, Mr. Huang served as a financial advisor in Ameriprise Financial in Glendale, California, responsible for providing comprehensive financial advice and services to its clients including brokerage and investment advisory. Mr. Huang currently holds several professional licenses, including Series 7 license, Series 66 license, and Chartered Financial Consultant, or ChFC®. Mr. Huang received his bachelor degree in business from University of Southern California in 2007. Mr. Huang’s qualifications to serve as a director and chairman of the audit committee include his accounting experience as well as his finance experience.

Peng Gao, 54, has been the chief attorney of Law Offices of Gao Peng, a law firm since June 2006. Mr. Gao received a Bachelor of Science from Fudan University China in 1988, his Master of Science from Georgia Institute of Technology in 1995, and his Juris Doctor degree from Pepperdine Law School in 2005. Mr. Gao has been admitted to State Bar of Los Angeles, CA, since 2006. Mr. Gao’s qualifications to serve as a director include his 14-year experience in the legal industry. His extensive legal experience will greatly benefit the Company.

Ms. Guan Wang was appointed to serve as the sole director of Alberton at inception. Each other aforementioned director was appointed to serve as a member of the board of directors of Alberton in July 2018.

Our directors and officers will play a key role in identifying, evaluating, and selecting target businesses, and structuring, negotiating and consummating our initial acquisition transaction. Except as described below and under “Directors, Executive Officers and Corporate Governance — Conflicts of Interest,” none of these individuals is currently a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan. We believe that the skills and experience of these individuals, their collective access to acquisition opportunities and ideas, their contacts, and their transaction expertise should enable them to identify successfully and effect an acquisition transaction, although we cannot assure you that they will, in fact, be able to do so.

Terms of Office of Officers and Directors

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our M&A as it deems appropriate. Our M&A provides that our officers may consist of chief executive officer, president, chief financial officer, vice-presidents, secretary, assistant secretary, treasurer and such other offices as may be determined by the board of directors. However, at the closing of the Business Combination our board and officers may change.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, Alberton Acquisition Corp., Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent as long as we are not a controlled company. An “independent director” is defined under the Nasdaq rules generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that each of Peng Gao, William Walter Young and Qing S. Huang is an “independent director” under Nasdaq listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present. Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Board of Directors and Committees

Our board of directors has three standing committees: an audit committee, a compensation committee, and a corporate governance and nominating committee. The rules of NASDAQ and Rule 10A-3 of the Exchange Act as required by the rules of the NASDAQ, require that the audit committee and the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors, which consists of William Walter Young, Qing  S. Huang, and Peng Gao. Mr. Qing S. Huang serves as chairman of the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have three members of the Audit Committee all of whom must be independent. Messrs. William Walter Young, Qing S. Huang, and Peng Gao are independent.

Each member of the Audit Committee is financially literate and our board of directors has determined that Mr. Qing S. Huang qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee

We have established a compensation committee of the board of directors, which consists of William Walter Young, Qing S. Huang, and Peng Gao. Mr. William Walter Young serves as chairman of the Compensation Committee.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our executive officers’ compensation, evaluating our executive officers’ performance in light of such goals and objectives and determining and approving the remuneration (if any) of our executive officers’ based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering any of our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The current charter of the Compensation Committee also provides that the compensation committee may, in its sole discretion, retain, or obtain the advice of a compensation consultant, legal counsel, or other adviser and will be directly responsible for the appointment, compensation, and oversight of the work of any such adviser. Before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, however, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Corporate Governance and Nominating Committee

We have established a nominations committee of the board of directors, which consists of Messrs. William Walter Young, Qing S. Huang, and Peng Gao. Mr. Peng Gao serves as the chairman of the Nominating Committee. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, shareholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

•        should have demonstrated notable or significant achievements in business, education or public service;

•        should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

•        should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the shareholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by shareholders and other persons.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that, during 2019, our directors, executive officers, and ten percent stockholders complied with all Section 16(a) filing requirements.

Executive Officers and Director Compensation During 2019 and 2020

No executive officer has received any cash compensation for services rendered to us. Commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, we will pay Hong Ye, an entity solely owned to Guan Wang, a fee of $1,000 per month for providing us with general and administrative services, including office space and utilities services. However, this arrangement is solely for our benefit and is not intended to provide our executive officers or directors compensation in lieu of a salary.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of one of our directors) for its legal services to the Company in connection with the IPO and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans made to us by Guan Wang, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is).

Directors, officers and initial shareholders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials furnished to our shareholders. The amount of such compensation may not be known at the time of a shareholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K, as required by the SEC.

Grants of Plan-Based Awards and Outstanding Equity Awards at Fiscal Year-End

We do not currently grant any plan-based awards or have any outstanding equity awards in the fiscal year 2019 and 2020.

Employment Agreements

We have not entered into any employment agreements with our executive officers, and have not made any agreements to provide benefits upon termination of employment.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership based on 4,615,238 shares of our ordinary share outstanding as of March 18, 2021, based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our ordinary share by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of ordinary share;

•        each of our officers and directors; and

•        all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares	%
Hong Ye Hong Kong Shareholding Co., Limited(2)	1,658,319	35.93%
Guan Wang(3)	1,658,319	35.96%
Keqing (Kevin) Liu	958,959	20.78%
Bin (Ben) Wang	494,480	10.71%
John W. Allen(4)	30,000	0.65%
Harry Edelson(5)	30,000	0.65%
William Walter Young(6)	0	—%
Qing S. Huang(7)	0	—%
Peng Gao	0	—%
All directors and executive officers as a group (Six individuals)	3,201,758	69.37%

____________

*        Less than one percent

(1)      Unless otherwise indicated, the business address of each of the individuals is Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

(2)      Guan Wang, the sole shareholder and director of Hong Ye Hong Kong Shareholding Co., Limited, has voting and dispositive power over the shares held by Hong Ye Hong Kong Shareholding Co., Limited.

(3)      Represents shares held by Hong Ye Hong Kong Shareholding Co., Limited. Guan Wang has voting and dispositive power over the shares held by such entity.

(4)      Resigned from his positions as an independent director and the chairman of the compensation committee of the Company on October 19, 2020.

(5)      Resigned from his positions as an independent director and the chairman of audit committee of the Company on October 19, 2020.

(6)      Appointed as an independent director and the chairman of audit committee of the Company on October 20, 2020.

(7)      Appointed as an independent director and the chairman of audit committee of the Company on October 20, 2020.

(8)      Mizuho Financial Group, Inc., Mizuho Bank, Ltd. and Mizuho Americas LLC may be deemed to be indirect beneficial owners of said equity securities directly held by Mizuho Securities USA LLC which is their wholly-owned subsidiary.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In August 2018, in connection with our organization we issued 1,725,000 Class B ordinary shares to our initial shareholders, of which an aggregate of 1,650,000 Class B ordinary shares were issued for an aggregate purchase price of $17,250 or 0.010454545 per share, and an aggregate of 75,000 Class B ordinary shares were issued for services rendered. On September 10, 2018, we issued an additional 1,150,000 Class B ordinary shares to our initial shareholders, of which an aggregate of 1,135,000 Class B ordinary shares were issued for an aggregate purchase price of $2,300 or approximately 0.00202643 per share, and an aggregate of 15,000 Class B ordinary shares were issued for services rendered. On September 14, 2018, our initial shareholders converted all of their Class B ordinary shares, constituting all of the outstanding Class B ordinary shares of Alberton, into Class A ordinary shares and, immediately thereafter, Alberton amended and restated its Memorandum and Articles of Association to eliminate the Class B ordinary shares and re-designate the Class A ordinary shares as “ordinary shares.” As a result, Alberton currently has only one class of ordinary shares. As a result, as of September 14, 2018, our initial shareholders held 2,875,000 founder shares (up to 375,000 of which were subject to forfeiture if the underwriters’ over-allotment option was not exercised in full). On November 20, 2018, the underwriters partially exercised the over-allotment option (as described in detail below), and therefore, an aggregate of 3,002 founder shares held by our initial shareholders were forfeited.

The founder shares are identical to the ordinary shares included in the units being sold in the IPO. However, the holders of founder shares have agreed (A) to vote their founder shares (as well as any public shares acquired in or after the IPO) in favor of the Business Combination, (B) not to propose, or vote in favor of, an amendment to the Memorandum and Articles of Association, prior to a business combination, to affect the substance or timing of Alberton’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless Alberton provides public shareholders an opportunity to redeem their public shares, (C) not to convert any shares in connection with a shareholder vote to approve the Business Combination or any amendment to our charter documents prior to consummation of an initial business combination or sell any shares to us in a tender offer in connection with the Business Combination and (D) that the founder shares shall not participate in any liquidating distribution from the trust account upon winding up if a business combination is not consummated. Additionally, all of the founder shares outstanding prior to the IPO will be placed in escrow with Continental Stock Transfer & Trust Company, as escrow agent, until (1) with respect to 50% of the founder shares, the earlier of six months after the date of the consummation of our initial business combination and the date on which the closing price of our ordinary shares equals or exceeds $12.50 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and (2) with respect to the remaining 50% of the founder shares, six months after the date of the consummation of our initial business combination, or earlier, in either case, if, subsequent to our initial business combination, we consummate a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares for cash, securities or other property. The limited exceptions include transfers, assignments or sales (i) to our initial shareholders, officers, directors, consultants or their affiliates, (ii) to an initial shareholder’s members upon its liquidation, (iii) to relatives and trusts for estate planning purposes, (iv) by virtue of the laws of descent and distribution upon death, (v) pursuant to a qualified domestic relations order, (vi) to us for no value for cancellation in connection with the consummation of our initial business combination, or (vii) in connection with the consummation of our initial business combination, by private sales at prices no greater than the price at which the shares were originally purchased, in each case (except for clause (vi) or with our prior consent) where the transferee agrees to the terms of the escrow agreement and to be bound by these transfer restrictions.

Simultaneously with the closing of the IPO, Hong Ye purchased, pursuant to written subscription agreements with us, 300,000 private units (for a total purchase price of $ 3,000,000) from us. In addition, simultaneously with the sale of the over-allotment units, Hong Ye purchased from us at a price of $10.00 per private unit an additional 29,760 private units (for a total purchase price of $297,600).

The private units are identical to the units sold in the IPO except that the private warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by our sponsor or its permitted transferees. Additionally, because the private units will be issued in a private transaction, our sponsor and its permitted transferees will be allowed to exercise the private warrants for cash even if a registration statement covering the ordinary shares issuable upon exercise of such warrants is not effective and receive unregistered ordinary shares. The purchasers of the private units have agreed (a) to vote their private shares (representing the ordinary shares underlying the private units) and any public shares in favor of a business combination, (b) not to propose, or vote in favor of, an amendment to the Memorandum and Articles of Association, prior to a business combination, to affect the substance or timing of Alberton’s obligation to redeem all public shares if it cannot complete an business combination within 12 months (or 15 or 18 months, as applicable) of the closing of this proposed offering, unless Alberton provides public shareholders an opportunity to redeem their public shares, (c) not to redeem any private shares into the right to receive cash from the Trust Account in connection with a shareholder vote to approve a business combination or sell their shares to Alberton in a tender offer in connection with a business combination, and (d) that the private shares shall not participate in any liquidating distribution upon winding up if a business combination is not consummated. The purchasers of the private units also agreed not to transfer, assign or sell any of the private units or underlying securities (except to the same permitted transferees as the founder shares and provided the transferees agree to the same terms and restrictions as the permitted transferees of the founder shares must agree to, each as described above) until the completion of our initial business combination.

If the private warrants are held by holders other than the initial purchasers or any of their permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units being sold in the IPO. In the event of a liquidation prior to our initial business combination, all of our warrants and rights, including the private warrants and rights will be worthless.

As of June 30, 2020, our initial shareholders own an aggregate of 2,871,998 ordinary shares of Alberton.

In order to meet our working capital needs following the consummation of the initial public offering, our initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each working capital loan would be evidenced by a promissory note. The working capital notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. These units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment.

The holders of our founder shares issued and outstanding prior to the initial public offering, as well as the holders of the private units and the units our initial shareholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to certain registration rights. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which these founder shares are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

Prior to June 30, 2018, Hong Ye advanced HK$22,000, (equivalent to US$2,818) to pay for the legal expenses associated with the business registration. On September 5, 2018, Hong Ye advanced Alberton an additional HK$ 1,985 (equivalent to US$256) for bank service charge. Alberton has repaid the Sponsor $2,818 and $256 on July 6, 2018 and December 28, 2018, respectively. On October 19, 2018, Hong Ye advanced Alberton an additional $71,000 for costs associated with the initial public offering. Such advances were non-interest bearing and have been repaid by Alberton on November 15, 2018.

On July 6, 2018, we issued an unsecured promissory note to Guan Wang, a member of our board of directors, pursuant to which we borrowed aggregate principal amount of $300,000. The note is non-interest bearing and payable on the consummation of our initial business combination.

Hong Ye, an entity solely owned by Guan Wang, has agreed that, commencing on August 1, 2018 and terminating upon completion of our initial business combination or the distribution of the trust account to our public shareholders, it will make available to us certain general and administrative services, including office space and utilities services, as we may require from time to time. We have agreed to pay Hong Ye $1,000 per month for these services. We believe, based on rents and fees for similar services, that the fee charged by Hong Ye is at least as favorable as we could have obtained from an unaffiliated person.

Other than the $1,000 per month administrative fee, the $290,000 payment to White and Williams LLP (an affiliate of our director) for its legal services to Alberton in connection with the IPO and other payments to such firm for legal services (including with respect to periodic filings) prior to the initial business combination and the repayment of $300,000 of non-interest bearing loans described above, no compensation or fees of any kind, including finder’s fee, consulting fees and other similar fees, will be paid to our initial shareholders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

On September 18, 2019, we issued an unsecured promissory note in the aggregate principal amount of $1,148,800 to Global Nature, pursuant to which the period of time Alberton has to consummate an initial business combination has been extended by three months from October 25, 2019 to January 24, 2020. The note is non-interest bearing and is subject to certain repayment schedule as set forth therein.

On December 3, 2019, we issued an unsecured promissory note in the aggregate principal amount of $500,000 to Global Nature in connection with the Business Combination as working capital. The note is non-interest bearing and is subject to certain repayment schedule as set forth therein.

On January 23, 2020, we deposited $1,148,800 into the trust account to extend the time available for us to complete a business combination from January 24, 2020 to April 27, 2020. The extension deposit was partially funded from a $780,000 loan provided by the Sponsor and partially from a $368,800 from Alberton’s working capital. In connection with the loan provided by the Sponsor, Alberton issued a promissory note to the Sponsor in the aggregate principal amount of $780,000. On March 3, 2021, Alberton further issued an unsecured promissory note in the aggregate principal amount of $528,204 to the Sponsor. The promissory notes were issued on July 6, 2018, January 24, 2020, and March 3, 2021 to the Sponsor, collectively as the “Sponsor Notes.” The Sponsor Notes are non-interest bearing and is payable on the date on which Alberton consummates its initial business combination. The sponsor, however, has the right to convert the Sponsor Notes, in whole or in part, into Alberton’s private units, as described in the public offering prospectus we filed with the Securities and Exchange Commission on October 24, 2018, file No. 333-227652.

On April 17, 2020, Alberton issued an unsecured promissory note in the aggregate principal amount of $500,000 (the “AMC Note”) to Qingdao Zhongxin Huirong Distressed Asset Disposal Co, Ltd. (“AMC Sino”), a PRC company based in Qingdao, China, its registered assignees or successor in interest (the “Payee”). The AMC Note was issued in connection with a non-binding letter of intent entered into by and between us and Zhongxin AmcAsset Limited (“AmcAsset”), a holding company incorporated in the British Virgin Islands, to consummate a potential business combination with AmcAsset. The AMC Note is non-interest bearing and is payable on the date on which we consummate its initial business combination with Payee or another qualified target company, subject to certain mandatory repayment arrangement set forth in the AMC Note. The principal balance may be prepaid at any time without penalty.

On September 4, 2020, October 8, 2020, November 10, 2020, December 9, 2020, January 11, 2021, February 11, 2021, and March 19, 2021, the Company issued unsecured promissory notes in the aggregate principal amount of $537,370, and up to one additional note of $70,674 which may be issued to SolarMax (the “SolarMax Extension Notes”). The SolarMax Notes are non-interest bearing and payable on the earlier of (i) the consummation of a Business Combination, or (ii) the termination of the Merger Agreement.

On December 18, 2020, December 27, 2020, February 1, 2021, and February 11, 2021, the Company issued unsecured promissory notes in the aggregate principal amount of $283,698.05 (the “SolarMax Working Capital Notes”). The SolarMax Working Capital Notes are non-interest bearing and payable on the earlier of (i) the consummation of a Business Combination, or (ii) the termination of the Merger Agreement.

SHAREHOLDER PROPOSALS

We anticipate that the 2021 annual meeting of shareholders will be held no later than December 31, 2021. If you intend to present a proposal at the 2021 annual meeting of shareholders, or if you want to nominate one or more directors, you must give timely notice thereof in writing to the Company. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for 2021 annual meeting of shareholders; provided, however, that in the event that the 2021 annual meeting is called for a date that is not within 45 days before or after the anniversary of the 2020 annual meeting, notice by the shareholder to be timely must be so received no earlier than the opening of business on the 120th day before the 2021 annual meeting and not later than the later of (x) the close of business on the 90th day before the 2021 annual meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2021 annual meeting is first made by the Company.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, we and servicers that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of this proxy statement. Upon written or oral request, we will deliver a separate copy of this proxy statement to any shareholder at a shared address to which a single copy of this proxy statement was delivered and who wishes to receive separate copies in the future. Shareholders receiving multiple copies of this proxy statement may likewise request that we deliver single copies of our proxy statement in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC at the SEC public reference room located at 100 F Street, N.E., Room 1580 Washington, D.C., 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) and our Quarterly Reports on form 10-Q for the periods ended March 31, 2020, June 30, 2020, and September 30, 2020 is enclosed with this Proxy Statement and is available on the website (https://www.cstproxy.com/albertonacquisitioncorp/sm2021). We will provide copies of these forms upon payment of a nominal fee to cover the reasonable expenses of printing and mailing. You should contact us by telephone or in writing. The Annual Report and Quarterly Reports are not to be considered as proxy solicitation material.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the special meeting, you should contact us by telephone or in writing:

Alberton Acquisition Corporation
Room 1001, 10/F, Capital Center
151 Gloucester Road, Wanchai, Hong Kong
Attn: Guan Wang
Tel: +86-755-2532 3281
Email: wgyx@albertoncorp.com

You may also obtain these documents by requesting them in writing or by telephone from Alberton’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.
P.O. Box 13581
Des Moines, WA 98198
Attn: Karen Smith
Toll Free: (877) 870-8565
Collect: (206) 870-8565
Email: ksmith@advantageproxy.com

If you are a shareholder of Alberton and would like to request documents, please do so by contact the Company’s transfer agent: Continental Stock Transfer & Trust Company, by calling (212)-845-3240, or by forwarding a written request addressed to Continental Stock Transfer & Trust Company, 1 State Street 30th Floor, New York, NY 10004-1561, in order to receive them before the special meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

Amendment to Regulation 47 of Articles of Association

In connection with the extension of the periods that the Company needs to consummate an initial business combination, Regulation 47.15 of Articles of Association will be amended in its entirety and restated herein:

47.15  Notwithstanding Article 47.7(b), if the Company is unable to consummate a Business Combination within 12, 15, or 18 months of the IPO and Members duly approve (or have duly approved), by way of Resolution of Members passed by Members holding 65% or more of the votes of the Company’s shares cast (in person or by proxy) at the special meeting and voting on the proposal, an extended period of time by which the Company must complete a Business Combination, the Company shall have until October 26, 2021 or such earlier date as may be determined by the Board (such date or such earlier date as may be so determined, the “Extended Termination Date”) to consummate such Business Combination; provided that the Company shall have offered all Members holding Public Shares the opportunity to redeem all or a portion of their Shares upon approval of such Resolution of Members at a per Share price, payable in cash, equal to the aggregate amount of the Trust Fund, including interest earned on the funds held in the Trust Fund and not previously released to the Company to pay its taxes, divided by the number of then Public Shares in issue. In such event, the phrase “within 12, 15, or 18 months of the IPO” referred to in Article 47.7(b) shall be deemed replaced with the phrase “by the end of the Extended Termination Date.”

A-1

ALBERTON ACQUISITION CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS IN LIEU OF THE
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON
APRIL 23, 2021

The undersigned hereby appoints Guan Wang (the “Proxy”), independently with the power to appoint a substitute, and hereby authorizes the Proxy to represent and vote, as designated below, all the shares of Alberton Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on March 18, 2021 at the special meeting of shareholders in lieu of the 2020 annual meeting of shareholders to be held at 10:00 a.m., Eastern Time, at the office of Hunter Taubman Fischer & Li LLC, located at 800 Third Avenue, Suite 2800, New York, New York, on April 23, 2021, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxy to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR THE PROPOSAL. This proxy authorizes the above designated proxy to vote in his discretion on such other business as may properly come before the special meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
PROPOSAL 1, “FOR ALL” OF PROPOSAL 2, “FOR” PROPOSAL 3 AND “FOR” PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK

PROPOSAL 1 — Extension Amendment:    To amend the Company’s memorandum and articles of association (as amended to date and as may amended from time to time, the “M&A”), to extend the date before which the Company must complete a business combination (the “Termination Date”) from April 26, 2021 (the “Current Termination Date”) to October 26, 2021 or such earlier date as determined by the Board (the “Extended Termination Date”), and provide that the date for cessation of operations of the Company if the Company has not completed a business combination would similarly be extended by amending the M&A to include an additional regulation 47.15 in the Articles of Association in the form set forth in Annex A to the proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2 — Director Proposal:    To elect each of the following nominees as directors of the Company, with such directors to serve until the 2021 annual meeting of shareholders.

NOMINEES:

01 Guan Wang	02 Keqing (Kevin) Liu	03 William Walter Young	04 Qing S. Huang	05 Peng Gao
For All	Withhold All	For All Except
☐	☐	☐
INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:
____________________________

PROPOSAL 3 — Auditor Proposal:    To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2020.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4 — Adjournment of the Meeting:    to direct the chairman of the special meeting to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve the foregoing proposal.

For	Against	Abstain
☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

Please indicate if you intend to attend this meeting        ☐ YES        ☐ NO

Signature of Shareholder: ______________________________

Date: ______________________________

Name shares held in (Please print): ________________	Account Number (if any): ________________

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:

Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
If the signer is a partnership, please sign in partnership name by authorized person.
Please provide any change of address information in the spaces below in order that we may update our records:
Address:

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

*  As part of our precautions regarding the coronavirus, or COVID-19, we are planning for the possibility that the special meeting may be held solely by means of remote communication. If we take this step, we will announce the decision to do so in advance, and details on how to participate will be included in the announcement.